                       NATIONWIDE LIFE INSURANCE COMPANY
                                  Home Office
                                 P.O. Box 16609
                   Columbus, Ohio 43216-6609, 1-800-848-6331
                               TDD 1-800-238-3035
          MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
                  ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY
                   THROUGH ITS NATIONWIDE VARIABLE ACCOUNT-9

       The Contracts described in this prospectus are modified single purchase payment contracts and such Contracts may be issued as either individual or group Contracts. In those states where Contracts are issued as group contracts, references throughout this prospectus to "Contract(s)" shall also mean "Certificate(s)."

       The Contracts are sold either as Non-Qualified Contracts; as Investment Only Contracts issued to Qualified Pension, Profit-sharing or Stock Bonus Plans as defined by Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"); as Individual Retirement Annuities with contributions rolled-over or transferred from certain tax-qualified plans such as Tax Sheltered Annuity Plans or Individual Retirement Annuities; or as Tax Sheltered Annuities with contributions rolled over or transferred from other Tax-Sheltered Annuity Plans. Annuity payments under the Contracts are deferred until a selected later date.

       Purchase Payments are allocated to the Nationwide Variable Account-9 ("Variable Account"), a separate account of Nationwide Life Insurance Company (the "Company"). The Variable Account is divided into Sub-Accounts, each of which invests in shares of one of the underlying Mutual Fund options described below:

                  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.,
                AN AFFILIATE OF AMERICAN CENTURY COMPANIES, INC.
  American Century VP Income & Growth     American Century VP International
                           American Century VP Value

                                    DREYFUS
               The Dreyfus Socially Responsible Growth Fund, Inc.
                         Dreyfus Stock Index Fund, Inc.
            Dreyfus Variable Investment Fund - Capital Appreciation

               FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUND
                VIP Fund Equity-Income Portfolio: Service Class
                    VIP Fund Growth Portfolio: Service Class
                 VIP Fund High Income Portfolio: Service Class
                   VIP Fund Overseas Portfolio: Service Class

              FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUND II
                VIP Fund II Contrafund Portfolio: Service Class

             FIDELITY VARIABLE INSURANCE PRODUCTS ("VIP") FUND III VIP Fund III Growth Opportunities Portfolio: Service Class

                                 MORGAN STANLEY
     Morgan Stanley Universal Funds, Inc. - Emerging Markets Debt Portfolio
              Van Kampen American Capital Life Investment Trust -
                Morgan Stanley Real Estate Securities Portfolio

                       NATIONWIDE SEPARATE ACCOUNT TRUST
             Capital Appreciation Fund     Government Bond Fund
                  Money Market Fund     Total Return Fund
                            Nationwide Balanced Fund
                         Nationwide Equity Income Fund
                         Nationwide Global Equity Fund
                        Nationwide High Income Bond Fund
                       Nationwide Multi Sector Bond Fund
                    Nationwide Select Advisers Mid Cap Fund
                        Nationwide Small Cap Value Fund
                         Nationwide Small Company Fund
                        Nationwide Strategic Growth Fund
                        Nationwide Strategic Value Fund

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
            AMT Guardian Portfolio     AMT Mid-Cap Growth Portfolio
                             AMT Partners Portfolio

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
       Oppenheimer Capital Appreciation Fund     Oppenheimer Growth Fund
                        Oppenheimer Growth & Income Fund

                       VAN ECK WORLDWIDE INSURANCE TRUST
         Worldwide Emerging Markets Fund     Worldwide Hard Assets Fund

                              WARBURG PINCUS TRUST
          Growth & Income Portfolio     International Equity Portfolio
                         Post-Venture Capital Portfolio

       This prospectus provides you with the basic information you should know about the Modified Single Premium Deferred Variable Annuity Contracts issued by the Variable Account before investing. You should read it and keep it for future reference. A Statement of Additional Information dated October 27, 1997 containing further information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission. You can obtain a copy without charge from Nationwide Life Insurance Company by calling 1-800-848-6331, or writing P.O. Box 16609, Columbus, Ohio 43216-6609.

Purchase Payments not allocated to the Variable Account may be allocated to either the Fixed Account or to Guaranteed Term Options. Guaranteed Term Options are available under the Contracts described in this prospectus and provide for the crediting of a guaranteed interest rate over a selected period (three, five, seven or ten years), so long as no Distributions occur prior to the end of the period. Prospectuses for the Guaranteed Term Options, as well as each of the underlying Mutual Fund options identified above, can be obtained without charge by calling 1-800-848-6331, TDD 1-800-238-3035, or by writing P.O. Box 16609, Columbus, Ohio 43216-6609. PLEASE NOTE THAT GUARANTEED TERM OPTIONS MAY NOT BE AVAILABLE IN EVERY STATE JURISDICTION.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 27, 1997, IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 36 OF THE PROSPECTUS.

                THE DATE OF THIS PROSPECTUS IS OCTOBER 27, 1997.

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT- The person designated to receive annuity payments and upon whose continuation of life any annuity payments involving life contingencies depends. This person must be age 85 or younger at the time of Contract issuance unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of the Company.

ANNUITIZATION- The period during which annuity payments are actually received.

ANNUITIZATION DATE- The date on which annuity payments actually commence at Annuitization.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to commence. The Annuity Commencement Date is shown on the Data Page of the Contract, and is subject to change by the Contract Owner.

ANNUITY PAYMENT OPTION- The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The person designated to receive certain benefits under the Contract upon the death of the Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTINGENT ANNUITANT- The person who may be the recipient of certain rights or benefits under this Contract when the Annuitant dies before the Annuitization Date. If a Contingent Annuitant is designated and the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant. A Contingent Annuitant may not be named for Contracts issued as Individual Retirement Annuities or Tax Sheltered Annuities.

CONTINGENT BENEFICIARY- The person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Annuitant.

CONTINGENT OWNER- The person or entity which succeeds to the rights of the Contract Owner upon the Contract Owner's death before Annuitization. For Contracts issued in the State of New York, references throughout this prospectus to "Contingent Owner" shall mean "Owner's Beneficiary." A Contingent Owner may not be named for Contracts issued as Individual Retirement Annuities or Tax Sheltered Annuities.

CONTRACT- The Modified Single Premium Deferred Variable Annuity Contract described in this prospectus.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER (OWNER)- The person or entity who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Contingent Owner, Annuitant, Contingent Annuitant, Beneficiary, Contingent Beneficiary, Annuity Payment Option, and the Annuity Commencement Date. The Contract Owner is the person or entity named as Owner on the Data Page, unless changed.

CONTRACT VALUE- The sum of the value of all Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amount held under Guaranteed Term Options, which may be subject to a Market Value Adjustment.

CONTRACT YEAR- Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE- The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT- The benefit which is payable upon the death of the Annuitant (or the Contingent Annuitant, if applicable). This benefit does not apply upon the death of the Contract Owner when the Owner and Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity Payment Option elected.

DISTRIBUTION- Any payment of part or all of the Contract Value.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An account made up of all assets of the Company other than those in the Variable Account or any other segregated asset account of the Company.

FIXED ANNUITY- An annuity providing for payments which are guaranteed by the Company as to dollar amount during Annuitization.

GUARANTEED TERM OPTION (GTOS)- Investment options offered under the Contract which provide a guaranteed interest rate paid over certain maturity durations (three, five, seven and ten years) so long as certain conditions are met. Amounts allocated to a GTO may be subject to a Market Value Adjustment if distributed for any reason prior to the end of the selected term, resulting in an upward or downward adjustment in the Distribution proceeds. GTOs are not part of the Variable Account (or the Fixed Account) and are not subject to Variable Account charges but may be subject to contingent deferred sales charges if otherwise applicable. GTOs are not available during the Annuitization phase of the Contracts and may not be available in every state jurisdiction. The minimum amount which may be allocated to a GTO is $1,000.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDIVIDUAL RETIREMENT ANNUITY - An annuity contract which qualifies for favorable tax treatment under Section 408 of the Code.

INTEREST RATE GUARANTEE PERIOD- The interval of time during which an interest rate credited to the Fixed Account is guaranteed to remain the same. For new Purchase Payments allocated to the Fixed Account or transfers from the Variable Account or a Guaranteed Term Option, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year (but not more than 15 months) from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later. The Interest Rate Guarantee Period does not in any way refer to interest rate crediting practices employed by the Company with respect to Guaranteed Term Options.

JOINT OWNER- The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Owner. If a Joint Owner is named, references to "Contract Owner" or "Owner" in this prospectus will apply to both the Owner and Joint Owner or either of them. Joint Owners must be spouses at the time joint ownership is requested, unless otherwise required by state law. Joint ownership may be selected only for Non-Qualified Contracts.

LONG TERM CARE FACILITY- A state licensed skilled nursing facility or intermediate care facility.

MARKET VALUE ADJUSTMENT (MVA)- The upward or downward adjustment in value of amounts allocated to a GTO, which prior to maturity are: 1) distributed pursuant to a surrender; 2) reallocated to another investment option available under the Contract; 3) distributed pursuant to the death of the Owner or Annuitant; or 4) distributed for any other reason.

MUTUAL FUND (FUND)- A registered management investment company in which the assets of the Sub-Accounts of the Variable Account will be invested.

NON-QUALIFIED CONTRACT- A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (Individual Retirement Annuities) or 403(b) (Tax-Sheltered Annuities) of the Code.

PURCHASE PAYMENT- A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers among the Sub-Accounts of the Variable Account, the Fixed Account, or Guaranteed Term Options.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under Sections 401 or 403(a) of the Code.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific underlying Mutual Fund shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY- An annuity which qualifies for favorable tax treatment under Section 403(b) of the Code.

VALUATION DATE- Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is a sufficient degree of trading of the Variable Account's underlying Mutual Fund shares that the current net asset value of its Accumulation Units might be materially affected.

VALUATION PERIOD- The period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- The Nationwide Variable Account-9, a separate investment account of the Company into which Variable Account Purchase Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in the shares of a separate underlying Mutual Fund.

VARIABLE ANNUITY- An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and which vary in amount with the investment experience of the Variable Account.

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS................................................................3
SUMMARY OF CONTRACT EXPENSES.............................................................8
UNDERLYING MUTUAL FUND ANNUAL EXPENSES...................................................9
SYNOPSIS................................................................................13
NATIONWIDE LIFE INSURANCE COMPANY.......................................................14
THE VARIABLE ACCOUNT....................................................................14
         Underlying Mutual Fund Options.................................................14
         Voting Rights..................................................................14
         Substitution of Securities.....................................................15
GUARANTEED TERM OPTION ALLOCATIONS......................................................15
VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS...........................................15
         Expenses of Variable Account...................................................15
         Mortality Risk Charge..........................................................16
         Expense Risk Charge............................................................16
         Long Term Care Facility and Death Benefit Rider Charge.........................16
         Contingent Deferred Sales Charge...............................................16
         Waiver of Contingent Deferred Sales Charge.....................................16
         Premium Taxes..................................................................17
OPERATION OF THE CONTRACT...............................................................17
         Investments of the Variable Account............................................17
         Allocation of Purchase Payments and Contract Value.............................17
         Value of an Accumulation Unit..................................................18
         Net Investment Factor..........................................................18
         Valuation of Assets............................................................18
         Determining the Contract Value.................................................18
         Right to Revoke................................................................18
         Transfers......................................................................19
         Contract Ownership Provisions..................................................20
         Joint Ownership Provisions.....................................................20
         Contingent Ownership Provisions................................................20
         Beneficiary Provisions.........................................................20
         Surrender (Redemption).........................................................21
         Surrenders Under a Tax Sheltered Annuity Contract..............................21
         Loan Privilege.................................................................22
         Assignment.....................................................................23
         Contract Owner Services........................................................23
                  Asset Rebalancing.....................................................23
                  Dollar Cost Averaging.................................................24
                  Systematic Withdrawals................................................24
ANNUITY PAYMENT PERIOD, DEATH BENEFIT, AND OTHER DISTRIBUTIONS..........................25
            Annuity Commencement Date...................................................25
            Change in Annuity Commencement Date.........................................25
            Annuity Payment Period-Variable Account.....................................25
            Value of an Annuity Unit....................................................25
            Assumed Investment Rate.....................................................25
            Frequency and Amount of Annuity Payments....................................25
            Change in Form of Annuity...................................................26
            Annuity Payment Options.....................................................26
            Death of Contract Owner Provisions-Non-Qualified Contracts..................26
            Death of Annuitant Provisions- Non-Qualified Contracts......................26
            Death of the Contract Owner/Annuitant Provisions............................27
            Death Benefit Payment Provisions............................................27
                  Five-Year Reset Death Benefit (Standard Contractual Death Benefit)....27
                  One-Year Step Up Death Benefit (Rider Option 1).......................27
                  5% Enhanced Death Benefit (Rider Option 2)............................27
            Long Term Care Facility Provisions..........................................28
            Required Distribution Provisions for Non-Qualified Contracts................28
            Required Distributions For Tax Sheltered Annuities..........................29
            Required Distributions For Individual Retirement Annuities..................29
            Generation-Skipping Transfers...............................................30
      FEDERAL TAX CONSIDERATIONS........................................................30

            Federal Income Taxes........................................................30
            Puerto Rico.................................................................31
            Non-Qualified Contracts-Natural Persons as Owners...........................31
            Non-Qualified Contracts-Non-Natural Persons as Owners.......................32
            Individual Retirement Annuities and Tax Sheltered Annuities.................32
            Withholding.................................................................33
            Non-Resident Aliens.........................................................33
            Federal Estate, Gift, and Generation Skipping Transfer Taxes................33
            Charge for Tax Provisions...................................................34
            Diversification.............................................................34
            Tax Changes.................................................................34
GENERAL INFORMATION.....................................................................34
            Contract Owner Inquiries....................................................34
            Statements and Reports......................................................35
            Advertising.................................................................35
LEGAL PROCEEDINGS.......................................................................36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION................................36
APPENDIX A..............................................................................37
APPENDIX B..............................................................................39

                          SUMMARY OF CONTRACT EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES
Maximum Contingent Deferred Sales Charge(1)....................       7    %

-------------------------------------------------------------------------------
              RANGE OF CONTINGENT DEFERRED SALES CHARGE OVER TIME

Number of Completed Years from                Contingent Deferred Sales Charge
  Date of Purchase Payment                                Percentage
           0                                                  7%
           1                                                  7%
           2                                                  6%
           3                                                  5%
           4                                                  4%
           5                                                  3%
           6                                                  2%
           7                                                  0%
-------------------------------------------------------------------------------

VARIABLE ACCOUNT ANNUAL EXPENSES(2)

      Mortality and Expense Risk Charges...............................0.95%
      Administration Charge............................................0.00%
Total Variable Account Annual Expenses.................................0.95%(3)



           OPTIONAL LONG TERM CARE FACILITY AND DEATH BENEFIT RIDERS

       Optional Long Term Care Facility and One-Year Stepped Up Death
       Benefit (Rider Option 1)........................................0.05%(4)
Total Variable Account Annual Expenses (Including Rider Option 1)......1.00%

       Optional Long Term Care Facility and 5% Enhanced Death Benefit
       (Rider Option 2)................................................0.10%(4)
Total Variable Account Annual Expenses (Including Rider Option 2)......1.05%

(1) In any year the Contract Owner may withdraw without a Contingent Deferred Sales Charge ("CDSC"), the greater of: (a) an amount equal to 10% of the total of all Purchase Payments made to this Contract; or
         (b) any amount withdrawn in order for this Contract to meet minimum distribution requirements under the Code. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax Sheltered Annuity Plan. This CDSC-free withdrawal privilege is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year (see "Contingent Deferred Sales Charge" for additional waiver provisions).

(2) The Variable Account charges set forth apply exclusively to allocations made to the Sub-Account(s) of the Variable Account. Such charges do not apply to, and will not be assessed against, allocations made to the Fixed Account or Guaranteed Term Option(s).

(3) The Total Variable Account Annual Expenses shown include the Five-Year Reset Death Benefit ("Standard Contractual Death Benefit")(see "Death Benefit Payment Provisions").

(4) At the time of application, the applicant may choose one of two Long Term Care Facility and Death Benefit Riders in lieu of receiving the Standard Contractual Death Benefit option which does not include any Long Term Care Facility benefits (see "Long Term Care Facility and Death Benefit Charges" for additional information). Should the applicant choose a Rider Option, the Company will deduct an additional charge equal to an annual rate of 0.05% for Rider Option 1, or 0.10% for Rider Option 2, of the daily asset value of the Variable Account (see "Death Benefit Payment Provisions").

                   UNDERLYING MUTUAL FUND ANNUAL EXPENSES(1)
             (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS)

--------------------------------------------------------------------------------------------------------------------
                                                     Management                                   Total Mutual
                                                        Fees              Other Expenses          Fund Expenses
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -           0.70%                 0.00%                     0.70%
American Century VP Income & Growth
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -           1.50%                 0.00%                     1.50%
American Century VP International
--------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc. -           1.00%                 0.00%                     1.00%
American Century VP Value
--------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth Fund, Inc.*    0.72%                 0.24%                     0.96%
--------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                         0.25%                 0.05%                     0.30%
--------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital             0.75%                 0.09%                     0.84%
Appreciation Portfolio
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Equity-Income Portfolio:           0.51%                 0.17%                     0.68%
Service Class***
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth Portfolio:                  0.61%                 0.18%                     0.79%
Service Class***
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High Income Portfolio:             0.59%                 0.22%                     0.81%
Service Class***
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Overseas Portfolio:  Service       0.76%                 0.27%                     1.03%
Class***
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II - Contrafund Portfolio:           0.61%                 0.23%                     0.84%
Service Class***
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund III - Growth Opportunities           0.61%                 0.26%                     0.87%
Service Class***
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds, Inc. - Emerging        0.80%                 0.50%                     1.30%
Markets Debt Portfolio
--------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                         0.65%                 0.03%                     0.68%
--------------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund                              0.55%                 0.02%                     0.57%
--------------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund                                 0.45%                 0.02%                     0.47%
--------------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund                                 0.65%                 0.02%                     0.67%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Balanced Fund**                        0.75%                 0.15%                     0.90%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Equity Income Fund**                   0.80%                 0.15%                     0.95%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Global Equity Fund**                   1.00%                 0.20%                     1.20%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide High Income Bond Fund**                0.80%                 0.15%                     0.95%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Multi-Sector Bond Fund**               0.75%                 0.15%                     0.90%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Select Advisers Mid Cap Fund**         1.05%                 0.15%                     1.20%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Small Cap Value Fund**                 0.97%                 0.08%                     1.05%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Small Company Fund                     1.00%                 0.10%                     1.10%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Growth Fund**                0.90%                 0.10%                     1.00%
--------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Value Fund**                 0.90%                 0.10%                     1.00%
--------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Guardian Portfolio**            0.55%                 0.45%                     1.00%
--------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Mid-Cap Growth Portfolio**      0.55%                 0.45%                     1.00%
--------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Partners Portfolio              0.84%                 0.11%                     0.95%
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                   0.72%                 0.03%                     0.75%
Oppenheimer Capital Appreciation Fund
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                   0.75%                 0.04%                     0.79%
Oppenheimer Growth Fund*
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds -                   0.75%                 0.25%                     1.00%
Oppenheimer Growth & Income Fund
--------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust - Worldwide          1.00%                 0.27%                     1.27%
Emerging Markets Fund*
--------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust - Worldwide          1.00%                 0.11%                     1.11%
Hard Assets Fund
--------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital Life Investment            0.80%                 0.30%                     1.10%
Trust - Morgan Stanley Real Estate Securities
Portfolio*
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Growth & Income                 0.65%                 0.35%                     1.00%
Portfolio**
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - International Equity            0.96%                 0.40%                     1.36%
Portfolio
--------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Post-Venture Capital            0.62%                 0.78%                     1.40%
Portfolio*
--------------------------------------------------------------------------------------------------------------------

(1) The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against separate account assets or reductions from Contract Values. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Mutual Fund. The information relating to the underlying Mutual Fund expenses was provided by the underlying Mutual Fund and was not independently verified by the Company. The management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

* The investment advisers for the indicated underlying Mutual Funds have voluntarily agreed to reimburse a portion of the management fees and/or other operating expenses resulting in a reduction of the total expenses. Absent any such partial reimbursements, "Management Fees" and "Other Expenses" would have been 0.75% and 0.24% for The Dreyfus Socially Responsible Growth Fund; 0.75% and 0.06% for the Oppenheimer Variable Account Funds - Oppenheimer Growth Fund; 1.00% and 0.27% for the Van Kampen American Capital Life Investment Trust - Morgan Stanley Real Estate Securities Portfolio; 1.00% and 0.40% for the Warburg Pincus Trust - International Equity Portfolio; and 1.25% and 0.82% for the Warburg Pincus Trust - Post-Venture Capital Portfolio.

** The Advisers have agreed with the Trust to waive management fees or to reimburse expenses incurred by each Fund to the extent necessary to limit the total expense ratio for each Fund to the following maximum of the average net assets of each Fund: NSAT Nationwide Balanced Fund
         - 0.90%, NSAT Nationwide Equity Income Fund - 0.95%; NSAT Nationwide High Income Bond Fund - 0.95%; NSAT Nationwide Multi-Sector Bond Fund
         - 1.20%; NSAT Nationwide Select Advisers Mid Cap Fund - 1.20%; NSAT Nationwide Small Cap Value Fund - 1.20%; NSAT Nationwide Strategic Growth Fund - 1.00% and NSAT Nationwide Strategic Value Fund - 1.00%. In addition the Advisers of the following underlying Mutual Funds have agreed to waive management fees or to reimburse expenses incurred by each underlying Mutual Fund to the extent necessary to limit the total expense ratio to the following maximum of the average net assets:
         Neuberger & Berman AMT - Guardian Portfolio - 1.00%; Neuberger & Berman AMT - Mid-Cap Growth Portfolio; and Warburg Pincus Trust - Growth & Income - 1.00%.

*** The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

                                    EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below.2

-----------------------------------------------------------------------------------------------------------------------------------
                                 If you surrender your Contract   If you do not surrender your     If you annuitize your Contract
                                  at the end of the applicable     Contract at the end of the       at the end of the applicable
                                          time period               applicable time period                    time period
-----------------------------------------------------------------------------------------------------------------------------------
                                      1 Yr.   3 Yrs.  5 Yrs.   10 Yrs.  1 Yr.   3 Yrs   5 Yrs. 10 Yrs. 1 Yr. 3 Yrs.  5 Yrs. 10 Yrs.
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable                 81     111     134     212      18      57      98     212     *      57      98     212
Portfolios, Inc. - American
Century VP Income & Growth
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable                 90     136     176     298      27      82     140     298     *      82     140     298
Portfolios, Inc. - American
Century VP International
-----------------------------------------------------------------------------------------------------------------------------------
American Century Variable                 85     120     150     245      22      66     114     245     *      66     114     245
Portfolios, Inc. - American
Century VP Value
-----------------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially                      84     119     148     241      21      65     112     241     *      65     112     241
Responsible Growth Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.            77      98     112     167      14      44      76     167     *      44      76     167
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment               83     115     141     228      20      61     105     228     *      61     105     228
Fund - Capital Appreciation
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Equity-Income         81     110     133     210      18      56      97     210     *      56      97     210
Portfolio: Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Growth                82     114     139     222      19      60     103     222     *      60     103     222
Portfolio: Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - High Income           83     114     140     224      20      60     104     224     *      60     104     224
Portfolio: Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund - Overseas              85     121     152     248      22      67     116     248     *      67     116     248
Portfolio: Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II - Contrafund         83     115     141     228      20      61     105     228     *      61     105     228
Portfolio: Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund III - Growth            83     116     143     231      20      62     107     231     *      62     107     231
Opportunities Portfolio: Service
Class
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Universal Funds,           88     130     166     277      25      76     130     277     *      76     130     277
Inc. - Emerging Markets Debt
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation Fund            81     110     133     210      18      56      97     210     *      56      97     210
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Government Bond Fund                 80     107     127     198      17      53      91     198     *      53      91     198
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund                    79     104     121     186      16      50      85     186     *      50      85     186
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund                    81     110     132     209      18      56      96     209     *      56      96     209
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Balanced Fund             83     117     145     234      20      63     109     234     *      63     109     234
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Equity Income Fund        84     119     147     240      21      65     111     240     *      65     111     240
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Global Equity Fund        87     127     161     266      24      73     125     266     *      73     125     266
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide High Income               84     119     147     240      21      65     111     240     *      65     111     240
Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Multi-Sector              83     117     145     234      20      63     109     234     *      63     109     234
Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Select                    87     127     161     266      24      73     125     266     *      73     125     266
Advisers Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Small Cap                 85     122     153     250      22      68     117     250     *      68     117     250
Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Small                     86     124     155     256      23      70     119     256     *      70     119     256
Company Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Nationwide Strategic                 85     120     150     245      22      66     114     245     *      66     114     245
Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic                 85     120     150     245      22      66     114     245     *      66     114     245
Value Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-                   85     120     150     245      22      66     114     245     *      66     114     245
Guardian Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-                   85     120     150     245      22      66     114     245     *      66     114     245
Mid-Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT-                   84     119     147     240      21      65     111     240     *      65     111     240
Partners Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account              82     112     137     218      19      58     101     218     *      58     101     218
Funds - Oppenheimer Capital
Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account              82     114     139     222      19      60     103     222     *      60     103     222
Funds - Oppenheimer Growth
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account              85     120     150     245      22      66     114     245     *      66     114     245
Funds - Oppenheimer Growth &
Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance               87     129     164     274      24      75     128     274     *      75     128     274
Trust - Worldwide Emerging
Markets Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance               66     124     156     257      23      70     120     257     *      70     120     257
Trust - Worldwide Hard Assets
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital               86     124     155     256      23      70     119     256     *      70     119     256
Life Investment Trust - Morgan
Stanley Real Estate Securities
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Growth             85     120     150     245      22      66     114     245     *      66     114     245
& Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust -                    88     132     169     283      25      78     133     283     *      78     133     283
International Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust - Post-              89     133     171     287      26      79     135     287     *      79     135     287
Venture Capital Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

(2) The Example takes into consideration the maximum amount which could be assessed to a Contract (1.05%), for the election of the Long Term Care Facility and 5% Enhanced Death Benefit Rider (Rider Option 2) (see "Long Term Care Facility and Death Benefit Rider Charge" and "Death Benefit Payment Provisions" for additional details on the rider charges assessed). For those Contracts which have not elected the Long Term Care Facility and 5% Enhanced Death Benefit (Rider Option 2), the expenses in the Example will be reduced accordingly.

         The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that will be borne directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the underlying Mutual Funds are reflected in the Example. For more complete descriptions of the expenses of the Variable Account, see "Variable Account Charges and Other Deductions." For more complete information regarding expenses paid out of the assets of the underlying Mutual Funds, see the underlying Mutual Fund prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes").

                                    SYNOPSIS

       The Modified Single Premium Deferred Variable Annuity Contracts described in this prospectus are designed for use in connection with the following types of Contracts: (1) Non-Qualified, (2) Investment Only Contracts issued to Qualified Pension, Profit-sharing or Stock Bonus Plans as defined by
Section 401(a) of the Code, (3) Individual Retirement Annuities, with contributions rolled-over or transferred from certain tax-qualified plans such as Tax Sheltered Annuity Plans, Qualified Plans or Individual Retirement Annuities, and (4) Tax Sheltered Annuities, with contributions rolled-over or transferred from other Tax Sheltered Annuity Plans.

       The initial first year Purchase Payment for Contracts issued as Non-Qualified Contracts, Individual Retirement Annuities or Tax-Sheltered Annuities must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. In addition, any amounts allocated to the Guaranteed Term Option(s) must be at least $1,000. Please refer to the prospectus for the Guaranteed Term Option(s) for additional details regarding Purchase Payments made to the Guaranteed Term Option(s). For Investment Only Contracts issued to Qualified Pension, Profit-Sharing, or Stock Bonus Plans as defined by Section 401(a) of the Code, the initial Purchase Payment must be at least $100,000, and subsequent issued Purchase Payments, if any, at least $15,000. Subsequent Purchase Payments are not permitted for Contracts issued in the state of Oregon and may not be permitted in other states under certain circumstances. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Annuitant may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value").

       The Company does not deduct a sales charge from Purchase Payments made for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, deduct from the Contract Owner's Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. This charge, when applicable, is imposed to permit the Company to recover sales expenses which have been advanced by the Company (see "Contingent Deferred Sales Charge").

       The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net asset value of the Variable Account for mortality risks assumed by the Company (see "Mortality Risk Charge"). The Company deducts an Expense Risk Charge equal to an annual rate of 0.15% of the daily net asset value of the Variable Account as compensation for the Company's risk in undertaking not to increase administrative charges on the Contracts regardless of the actual administrative costs (see "Expense Risk Charge"). In addition, if the Contract Owner has elected a Rider Option at the time of application, the Company deducts: (1) a Long Term Care Facility and One-Year Step Up Death Benefit (Rider Option 1) charge equal to an annual rate of 0.05% of the daily net asset value of the Variable Account; or (2) a Long Term Care Facility and 5% Enhanced Death Benefit (Rider Option 2) charge equal to an annual rate of 0.10% of the daily net asset value, depending on which Rider Option was chosen (see "Long Term Care Facility and Death Benefit Charge", "Long Term Care Facility Provisions" and "Death Benefit Payment Provision" for additional information.)

       Upon Annuitization, the selected Annuity Payment Option will begin (see "Annuity Payment Option"). However, if the net amount to be applied to any Annuity Payment Option at the Annuitization Date is less than $5,000, the Contract Value may be distributed in one lump sum in lieu of annuity payments. If any annuity payment would be less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50. In no event, however, will annuity payments be made less frequently than annually (see "Frequency and Amount of Annuity Payments").

       The Company will charge against the Purchase Payments or the Contract Value, the amount of any premium taxes levied by a state or any other governmental entity (see "Premium Taxes").

       To be sure that the Contract Owner is satisfied with the Contract, the Contract Owner has a ten day free look. Within ten days of the date the Contract is received, it may be returned to the Home Office of the Company, at the address shown on page 1 of this prospectus. If a Contract is returned to the Company in a timely manner, the Company will void the Contract and refund the Contract Value in full unless otherwise required by state and/or federal law. State and/or federal law may provide additional free look privileges. All Individual Retirement Annuity refunds will be return of Purchase Payments (see "Right to Revoke").

                       NATIONWIDE LIFE INSURANCE COMPANY

       The Company is a stock life insurance company organized under the laws of the State of Ohio in March 1929. The Company is a member of the Nationwide Insurance Enterprise, with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a leading provider of long-term saving and retirement products to retail and institutional customers. It is admitted to do business in the District of Columbia, Puerto Rico, and in all states.

                              THE VARIABLE ACCOUNT

       The Variable Account was established by the Company on May 22, 1997, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

       The Variable Account is a separate investment account of the Company and, as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses, whether or not realized, from the assets of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company.

       Purchase Payments are allocated within the Variable Account among one or more Sub-Accounts made up of shares in the underlying Mutual Fund option(s) designated by the Contract Owner. There are two Sub-Accounts within the Variable Account for each of the underlying Mutual Fund options which may be designated by the Contract Owner. One such Sub-Account contains the underlying Mutual Funds shares attributable to Accumulation Units under Individual Retirement Annuities, and Tax Sheltered Annuities and one such Sub-Account contains the underlying Mutual Funds shares attributable to Accumulation Units under Non-Qualified Contracts.

UNDERLYING MUTUAL FUND OPTIONS

       Contract Owners may choose from among a number of different Sub-Account options. More detailed information may be found in the current prospectus for each underlying Mutual Fund offered. Such a prospectus for the underlying Mutual Fund option(s) should be read in conjunction with this prospectus. A copy of each prospectus may be obtained without charge from Nationwide Life Insurance Company by calling 1-800-848-6331, TDD 1-800-238-3035 or writing P.O. Box 16609, Columbus, Ohio 43216-6609.

       The underlying Mutual Fund options may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although the Company does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Mutual Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Contract Owners and those of other companies, or some other reason. In the event of conflict, the Company will take any steps necessary to protect Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Mutual Fund or Mutual Funds which are involved in the conflict.

VOTING RIGHTS

       Voting rights under the Contracts apply ONLY with respect to Purchase Payments or accumulated amounts allocated to the Variable Account.

       In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Funds. These shares will be voted in accordance with instructions received from Contract Owners who have an interest in the Variable Account. If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, it may elect to do so.

       The Contract Owner shall be the person who has the voting interest under the Contract. The number of underlying Mutual Fund shares attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each respective Sub-Account of the Variable Account by the net asset value of the underlying Mutual Fund corresponding to the Sub-Account. The number of shares which a person has the right to vote will be determined as of the date to be chosen by the Company not more than 90 days prior to the meeting of the underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the underlying Mutual Fund, proxy material and a form with which to give such voting instructions.

       Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares held in the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Contracts participating in the Variable Account.

SUBSTITUTION OF SECURITIES

       If the shares of the underlying Mutual Fund options described in this prospectus should no longer be available for investment by the Variable Account or if, in the judgment of the Company's management, further investment in such underlying Mutual Fund shares should become inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another underlying Mutual Fund for underlying Mutual Fund shares already purchased or to be purchased in the future with Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, under such requirements as it may impose.

                       GUARANTEED TERM OPTION ALLOCATIONS

       Guaranteed Term Options (GTOs) are separate investment options available under the Contract. A prospectus describing the GTOs must be read with this prospectus in the same manner that prospectuses for underlying Mutual Fund options must be read with this prospectus. A prospectus for the GTOs may be obtained without charge by calling 1-800-848-6331, TDD 1-800-238-3035, or writing P.O. Box 16609, Columbus, Ohio 43216-6609. GTOs MAY NOT BE AVAILABLE IN EVERY STATE JURISDICTION.

       GTOs provide a guaranteed rate of interest over four different maturity durations: three (3), five (5), seven (7) or ten (10) years. A guaranteed interest rate, determined and declared by the Company for any maturity duration selected, will be credited unless a Distribution from the GTO occurs for any reason. If such a Distribution occurs, the proceeds will be subject to a Market Value Adjustment, resulting in either an upward or downward adjustment in the value of the distributed proceeds, depending on interest rate fluctuations. No Market Value Adjustment shall be applied if GTO allocations are held to maturity. Because every guaranteed term will end on the final day of a calendar quarter, the guaranteed term may last for up to 3 months beyond the 3, 5, 7 or 10 year anniversary of the allocation to the GTO.

       The minimum amount of any allocation made to a GTO must be at least
$1,000.

       Generally, the Market Value Adjustment will reduce the value of distributed proceeds when prevailing interest rates are higher than the GTO rate in effect for the maturity duration elected. Conversely, when prevailing rates are lower than the GTO rate in effect, Distribution proceeds will increase in value. The effect of a Market Value Adjustment should be carefully considered prior to an elected surrender of allocations to a GTO.

       GTOs are available only during the accumulation phase of a Contract and are not available as investment options during the Annuitization phase of a Contract. In addition, GTOs are not available for use in conjunction with Contract Owner services such as Dollar Cost Averaging and Asset Rebalancing.

                 VARIABLE ACCOUNT CHARGES AND OTHER DEDUCTIONS

EXPENSES OF VARIABLE ACCOUNT

       The Variable Account is responsible for a mortality risk charge associated with guaranteeing the annuity purchase rates at issue for the life of the Contracts, and an expense risk charge associated with guaranteeing that the Mortality Risk and Expense Risk Charges described in this prospectus will not change regardless of actual expenses. In addition, a charge will be deducted for those Contracts which have elected a Long Term Care Facility and Death Benefit Rider. If these charges are insufficient to cover these expenses, the loss will be borne by the Company. Deductions from and expenses paid out of the assets of the underlying Mutual Funds are described in each underlying Mutual Fund prospectus.

       All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account or to the GTOs are subject to Contingent Deferred Sales Changes and Premium Tax deductions, if applicable, but are not subject to charges exclusive to the Variable Account; i.e., the Mortality Risk Charge and Expense Risk Charge and if applicable, the Death Benefit Option Rider Charge.

MORTALITY RISK CHARGE

       The Company assumes a "mortality risk" by virtue of annuity rates incorporated into the Contract which cannot be changed regardless of the death rates of persons receiving annuity payments or of the general population.

       For assuming this mortality risk, the Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis and is equal to an annual rate of 0.80% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

EXPENSE RISK CHARGE

       The Company will not increase charges for administration of the Contracts regardless of its actual expenses. For assuming this expense risk, the Company deducts an Expense Risk Charge from the Variable Account. This amount is computed on a daily basis and is equal to an annual rate of 0.15% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

LONG TERM CARE FACILITY AND DEATH BENEFIT RIDER CHARGE

       For those Contracts which have an elected Long Term Care Facility and Death Benefit Rider, the Company will deduct a charge equal to an annual rate of either 0.05% or 0.10% of the daily net asset value of the Variable Account depending upon which Long Term Care Facility and Death Benefit Rider was chosen (see "Death Benefit Payment Provisions"). The Long Term Care Facility and Death Benefit Rider charge is designed to reimburse the Company for increases in the mortality and expense risks. The Company may generate a profit through assessing this charge.

CONTINGENT DEFERRED SALES CHARGE

       No deduction for a sales charge is made from the Purchase Payments for these Contracts. However, if any part of the Contract Value of such Contracts is surrendered, the Company will, with certain exceptions, (see "Waiver of Contingent Deferred Sales Charge" section) deduct a CDSC not to exceed 7% of the lesser of the total of all Purchase Payments made within 84 months prior to the date of the request to surrender, or the amount surrendered. The CDSC, when it is applicable, will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, the costs of preparation of sales literature and other promotional activity. The Company attempts to recover its distribution costs relating to the sale of the Contracts from the CDSC. Any shortfall will be made up from the general account of the Company, which may indirectly include portions of the Mortality and Expense Risk Charges, since the Company expects to generate a profit from these charges. The maximum amount that may be paid to a selling agent on the sale of these Contracts is 6% of Purchase Payments.

       The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Purchase Payments that are surrendered. For purposes of calculating the CDSC, surrenders are considered to come first from the oldest Purchase Payment made to the Contract, then the next oldest Purchase Payment and so forth. For tax purposes, a surrender is usually treated as a withdrawal of earnings first.

     The CDSC applies to Purchase Payments as follows:

     NUMBER OF COMPLETED        CDSC        Number of Completed        CDSC
                                            -------------------
     YEARS FROM DATE OF      PERCENTAGE      YEARS FROM DATE OF     PERCENTAGE
      PURCHASE PAYMENT                        PURCHASE PAYMENT

              0                  7%                  4                  4%
              1                  7%                  5                  3%
              2                  6%                  6                  2%
              3                  5%                  7                  0%

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

       In any year, the Contract Owner may withdraw, without a CDSC, the greater of: (a) an amount equal to 10% of the total of all Purchase Payments or
(b) any amount withdrawn from this Contract to meet minimum distribution requirements under the Code. This CDSC-free withdrawal privilege is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

       In addition, no CDSC will be deducted: (1) upon the Annuitization of Contracts which have been in force for at least two years, (2) upon payment of a death benefit pursuant to the death of the Annuitant, or (3) from any values which have been held under a Contract for at least 84 months. No CDSC applies upon the transfer of values among the Sub-Accounts or between or among the Guaranteed Term Options, the Fixed Account and the Variable Account. When a Contract described in this prospectus is exchanged for another Contract issued by the Company or any of its affiliated insurance companies, of the type and class which the Company determined is eligible for such exchange, the Company may waive the CDSC on the first Contract. A CDSC may apply to the contract received in the exchange.

       When a Contract is held by a Charitable Remainder Trust, the amount which may be withdrawn from this Contract without application of a CDSC, shall be the larger of (a) or (b), where (a) is the amount which would otherwise be available for withdrawal without application of a CDSC; and where (b) is the difference between the total Purchase Payments made to the Contract as of the date of the withdrawal (reduced by previous withdrawals of such Purchase Payments), and the Contract Value at the close of the day prior to the date of the withdrawal.

       The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59-1/2 (See "FEDERAL TAX CONSIDERATIONS- Non-Qualified Contracts-Natural Persons as Owners").

       In no event will elimination of CDSC be permitted where such elimination will be unfairly discriminatory to any person, or where it is prohibited by state law.

PREMIUM TAXES

       The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Purchase Payments received by the Company. Premium taxes currently imposed by certain jurisdictions range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company currently deducts such charges from a Contract Owner's Contract Value either:
(1) at the time the Contract is surrendered, (2) at Annuitization, or (3) at such earlier date as the Company may become subject to such taxes.

                           OPERATION OF THE CONTRACT

INVESTMENTS OF THE VARIABLE ACCOUNT

       The Contract Owner elects to have Purchase Payments attributable to his or her participation in the Variable Account allocated among one or more of the Sub-Accounts which consist of shares in the underlying Mutual Funds. Shares of the respective underlying Mutual Funds specified by the Contract Owner are purchased at net asset value for the respective Sub-Account(s) and converted into Accumulation Units. The Contract Owner may change the election as to allocation of Purchase Payments or may elect to exchange amounts among the Sub-Account options pursuant to such terms and conditions applicable to such transactions as may be imposed by each of the underlying Mutual Funds, in addition to those set forth in the Contracts.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

       Purchase Payments are allocated to the Fixed Account, Guaranteed Term Options, or to one or more Sub-Accounts within the Variable Account in accordance with the designation of the underlying Mutual Funds by the Contract Owner and converted into Accumulation Units.

       The initial Purchase Payment must be at least $15,000 and subsequent Purchase Payments, if any, must be at least $1,000. In addition, any amounts allocated to the Guaranteed Term Option(s) must be at least $1,000 (please refer to the prospectus for the Guaranteed Term Option(s) for additional details regarding Purchase Payments made to the Guaranteed Term Option(s)). For Investment Only Contracts issued to Qualified Pension, Profit-sharing, or Stock Bonus Plans as defined by Section 401(a) of the Code, the initial Purchase Payment must be at least $100,000, and subsequent Purchase Payments, if any, at least $15,000. Subsequent Purchase Payments are not permitted in the state of Oregon and may not be permitted in other states under certain circumstances. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Annuitant may not exceed $1,000,000 without prior consent of the Company.

       The initial Purchase Payment allocated to designated Sub-Accounts of the Variable Account will be priced no later than 2 business days after receipt of an order to purchase if all information necessary for processing the purchase order is complete. The Company may, however, retain the Purchase Payment for up to 5 business days while attempting to complete an order to purchase. If it is not complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the order to purchase is complete. Thereafter, subsequent Purchase Payments will be priced on the basis of the Accumulation Value next computed for the appropriate Sub-Account after the additional Purchase Payment is received.

       Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

VALUE OF AN ACCUMULATION UNIT

       The value of an Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when underlying Mutual Fund shares in that Sub-Account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

       The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

       (a)  is the net of:

            (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

            (2) the per share amount of any dividend or capital gain Distributions made by the underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

       (b)  is the net of:

            (1) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period, plus or minus

            (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period (see "Charge For Tax Provisions").

       (c) is a factor representing the daily Mortality Risk Charge and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of 0.95% of the daily net asset value of the Variable Account (1.00% or 1.05% if one of the optional Long Term Care Facility & Death Benefit Riders is chosen.).

       For underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month (the Nationwide Separate Account Trust - Money Market Fund), the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

       The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction for Mortality Risk Charge and Expense Risk Charge, the Long Term Care Facility and Death Benefit Rider Charge, if applicable and any charge or credit for tax reserves.

VALUATION OF ASSETS

       Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CONTRACT VALUE

       The Contract Value is the sum of: 1) all Accumulation Units, 2) amounts allocated and credited to the Fixed Account, and 3) amounts allocated and credited to a Guaranteed Term Option which may be subject to a Market Value Adjustment. If part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account and Guaranteed Term Options will be deducted in the same proportion that the Contract Owner's interest in each of the Variable Account, Fixed Account and Guaranteed Term Option(s) bears to the total Contract Value. Guaranteed Term Options are not subject to Variable Account charges (Mortality Charge, Expense Risk Charge and Death Benefit Rider Charge, if applicable), but may be subject to CDSC and a Market Value Adjustment.

RIGHT TO REVOKE

       Unless otherwise required by state and/or federal law, the Contract Owner may revoke the Contract 10 days after receipt of the Contract and receive a refund of the Contract Value. All Individual Retirement Annuity refunds will be a return of Purchase Payments. In order to revoke the Contract, it must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this prospectus.

       The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract Owner will be paid by the Company.

TRANSFERS

       Transfers between and among the Fixed Account, Variable Account, and the Guaranteed Term Options must be made prior to the Annuitization Date. The Contract Owner may request a transfer of up to 100% of the combined value of any GTO allocation and the Variable Account value to the Fixed Account, without penalty or adjustment: (transfers from a Guaranteed Term Option prior to maturity are, however, subject to a Market Value Adjustment). However, the Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 10% of the combined value of any Guaranteed Term Option allocation and the Variable Account Contract Value for any 12 month period. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the current Interest Rate Guarantee Period. In addition, transfers from the Fixed Account may not be made prior to the end of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period for any amount allocated to the Fixed Account expires on the final day of a calendar quarter during which the one year anniversary of the allocation to the Fixed Account occurs. Transfers must also be made prior to the Annuitization Date. For all transfers involving the Variable Account, the Contract Owner's value in each Sub-Account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account is greater than or equal to 30% of the total Contract Value.

       The Contract Owner may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account or to a Guaranteed Term Option. The amount that may be transferred from the Fixed Account to the Variable Account or to a Guaranteed Term Option will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing. The amount that may be transferred from the Fixed Account will be declared upon the expiration date of the then current Interest Rate Guarantee Period. Transfers from the Fixed Account must be made within 45 days after the expiration date of the guarantee period. Contract Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account (but not to Guaranteed Term Options) under the terms of that agreement.

       Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without the Contract Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions, and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Contract Owner.

       Contracts described in this prospectus may in some cases be sold to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, such firms or individuals obtain authorization from multiple Contract Owners to make transfers and exchanges among the Sub-Accounts (the underlying Mutual Funds) on the basis of perceived market trends. Because of the unusually large transfers of funds associated with some of these transactions, the ability of the Company or underlying Mutual Funds to process such transactions may be compromised, and the execution of such transactions may possibly disadvantage or work to the detriment of other Contract Owners not utilizing market timing services.

       Accordingly, the right to exchange Contract Values among the Sub-Accounts may be subject to modification if such rights are exercised by a market timing firm or any other third party authorized to initiate transfer or exchange transactions on behalf of multiple Contract Owners. THE RIGHTS OF INDIVIDUAL CONTRACT OWNERS TO EXCHANGE CONTRACT VALUES, WHEN INSTRUCTIONS ARE SUBMITTED DIRECTLY BY THE CONTRACT OWNER, OR BY THE CONTRACT OWNER'S REPRESENTATIVE OF

RECORD AS AUTHORIZED BY THE EXECUTION OF A VALID NATIONWIDE LIMITED POWER OF ATTORNEY FORM, WILL NOT BE MODIFIED IN ANY WAY. In modifying such rights, the Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the transfer or exchange instructions of individual Contract Owners who have executed preauthorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. The Company will not impose any such restrictions or otherwise modify exchange rights unless such action is reasonably intended to prevent the use of such rights in a manner that will disadvantage or potentially impair the contract rights of other Contract Owners.

CONTRACT OWNERSHIP PROVISIONS

       Unless otherwise provided, the Contract Owner has all rights under the Contract. IF THE PURCHASER NAMES SOMEONE OTHER THAN HIMSELF OR HERSELF AS OWNER, THE PURCHASER WILL HAVE NO RIGHTS UNDER THE CONTRACT. Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner in Non-Qualified Contracts. Such change may be subject to state and federal gift taxes and may also result in federal income taxation. Any change of Contract Owner designation will automatically revoke any prior Contract Owner designation. Once proper notice of the change is received and recorded by the Company, the change will become effective as of the date the written request is recorded. A change of Owner will not apply and will not be effective with respect to any payment made or action taken by the Company prior to the time that the change was received and recorded by the Company.

       Prior to the Annuitization Date, the Contract Owner may request a change in the Annuitant, the Contingent Annuitant, Contingent Owner, Beneficiary, or Contingent Beneficiary. Such a request must be made in writing on a form acceptable to the Company and must be signed by both the Contract Owner and the person to be named as Annuitant, Contingent Annuitant, or Contingent Owner, as applicable. Such request must be received by the Company at its Home Office prior to the Annuitization Date. Any such change is subject to underwriting and approval by the Company. If the Contract Owner is not a natural person and there is a change of the Annuitant, such change shall be treated as the death of a Contract Owner and Distributions shall be made as if the Contract Owner died at the time of such change. On the Annuitization Date, the Annuitant shall become the Contract Owner.

JOINT OWNERSHIP PROVISIONS

       Joint Owners must be spouses at the time joint ownership is requested unless otherwise required by state law. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. Unless otherwise provided, the exercise of any ownership right in the Contract (including the right to surrender or partially surrender the Contract, to change the Contract Owner, the Contingent Owner, the Annuitant, the Contingent Annuitant, the Beneficiary, the Contingent Beneficiary, the Annuity Payment Option or the Annuitization Date) shall require a written request signed by both Joint Owners. The Company will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either the Owner or Joint Owner.

CONTINGENT OWNERSHIP PROVISIONS

       The Contingent Owner is the person who may receive certain benefits under the Contract if the Contract Owner, who is not the Annuitant, dies prior to the Annuitization Date and there is no surviving Joint Owner. If more than one Contingent Owner survives the Contract Owner, each will share equally unless otherwise specified in the Contingent Owner designation. If no Contingent Owner survives a Contract Owner and there is no surviving Joint Owner, all rights and interest of the Contingent Owner will vest in the Contract Owner's estate. If a Contract Owner, who is also the Annuitant, dies before the Annuitization Date and there is no surviving Joint Owner, then the Contingent Owner does not have any rights in the Contract; however, if the Contingent Owner is also the Beneficiary, the Contingent Owner will have all the rights of a beneficiary.

       Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner prior to the Annuitization Date by written notice to the Company. The change will take effect upon receipt and recording by the Company at its Home Office, whether or not the Contract Owner is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

BENEFICIARY PROVISIONS

       The Beneficiary is the person or persons who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary shall vest in the Contingent Beneficiary, and if more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If no Contingent Beneficiaries survive the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the estate of the last surviving Contract Owner.

       Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary during the lifetime of the Annuitant, by written notice to the Company. The change will take effect upon receipt and recording by the Company at its Home Office, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

SURRENDER (REDEMPTION)

       While the Contract is in force and prior to the earlier of the Annuitization Date or the death of the Annuitant, the Company will, upon proper written application by the Contract Owner deemed by the Company to be in good order, allow the Contract Owner to surrender a portion or all of the Contract Value. "Proper written application" means that the Contract Owner must request the surrender in writing and include the Contract. In some cases (for example, requests by a corporation, partnership, agent, fiduciary, or surviving spouse), the Company will require additional documentation of a customary nature. The Company may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

       The Company will, upon receipt of any such written request, surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account and Guaranteed Term Options to equal the gross dollar amount requested, less any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge"). In the event of a partial surrender, the Company will, unless instructed to the contrary, surrender Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and from the Fixed Account and Guaranteed Term Options. The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account and Guaranteed Term Options will be in the same proportion that the Contract Owner's interest in the Sub-Accounts, Fixed Account and Guaranteed Term Options bears to the total Contract Value.

       The Company will pay any funds applied for from the Variable Account within 7 days of receipt of such application in the Company's Home Office. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed, (2) when trading on the Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist. The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the underlying Mutual Fund shares.

SURRENDERS UNDER A TAX SHELTERED ANNUITY CONTRACT

       Except as provided below, the Owner may surrender part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Annuitant:

A. The surrender of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code
       Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

       1. when the Contract Owner attains age 59-1/2, separates from service, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

       2. in the case of hardship (as defined for purposes of Code Section 401(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

B.     The surrender limitations described in A. above also apply to:

       1. salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

       2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

       3. all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings, and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

C. Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Tax Sheltered Annuity.

       A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification of a Tax Sheltered Annuity in the event of a ten-day free look, the Company will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Contract Owner. The foregoing is the Company's understanding of the withdrawal restrictions which are currently applicable under Code Section 401(k)(2)(B), Code Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

LOAN PRIVILEGE

       Prior to the Annuitization Date, the Owner of a Tax Sheltered Annuity Contract may receive a loan from the Contract Value subject to the terms of the Contract, the Plan, and the Code, which may impose restrictions on loans.

       Loans from Tax Sheltered Annuities are available beginning 30 days after the Date of Issue. The Contract Owner may borrow a minimum of $1,000. In non-ERISA plans, for Contract Values up to $20,000, the maximum loan balance which may be outstanding at any time is 80% of the Contract Value, but not more than $10,000. If the Contract Value is $20,000 or more, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. For ERISA plans, the maximum loan balance which may be outstanding at any time is 50% of the Contract Value, but not more than $50,000. The $50,000 limit will be reduced by the highest loan balances owed during the prior one-year period. Additional loans are subject to the contract minimum amount. The aggregate of all loans may not exceed the Contract Value limitations stated above.

       For salary reduction Tax Sheltered Annuities, loans may only be secured by the Contract Value. For loans from Qualified Contracts and other Tax Sheltered Annuities, the Company reserves the right to limit a loan to 50% of the Contract Value subject to the acceptance by the Contract Owner of the Company's loan agreement. Where permitted, the Company may require other named collateral where the loan from a Contract exceeds 50% of the Contract Value.

       All loans are made from the collateral fixed account. An amount equal to the principal amount of the loan will be transferred to the collateral fixed account. Unless instructed to the contrary by the Contract Owner, the Company will transfer to the collateral fixed account the Variable Account units from the Contract Owner's investment options in proportion to the assets in each option until the required balance is reached or all such variable units are exhausted. The required collateral will next be transferred from the Fixed Account. Any remaining required collateral will be transferred from the Guaranteed Term Option and may be subject to Market Value Adjustment. No withdrawal charges are deducted at the time of the loan, or on any transfers to the collateral fixed account.

       Until the loan has been repaid in full, that portion of the collateral fixed account equal to the outstanding loan balance shall be credited with interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. However, the interest rate credited to the collateral fixed account will never be less than 3.0%. Specific loan terms are disclosed at the time of loan application or loan issuance.

       Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase the principal residence of the Contract Owner must be repaid within 15 years. During the loan term, the outstanding balance of the loan will continue to earn interest at an annual rate as specified in the loan agreement. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Loan repayments will be processed in the same manner as a Purchase Payment, except that no loan repayments less than $1,000 are permitted into the Guaranteed Term Options. Loan repayments will be allocated among the Fixed and Variable Accounts in accordance with the Contract, unless the Contract Owner and the Company agree to amend the Contract at a later date on a case by case basis. If the proportional share of the loan repayment to the Guaranteed Term Option is less than $1,000, that portion of the loan repayment will be allocated to the Nationwide Separate Account Trust Money Market Fund, unless the Contract Owner directs such loan repayments to be directed to the Fixed Account or another investment option available in the Variable Account.

       If the Contract is surrendered while the loan is outstanding, the surrender value will be reduced by the amount of the loan outstanding plus accrued interest. If the Contract Owner/Annuitant dies while the loan is outstanding, the Death Benefit will be reduced by the amount of the loan outstanding plus accrued interest. If a Contract Owner who is not the Annuitant dies prior to Annuitization and while the loan is outstanding, the

Distribution will be reduced by the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

       If a loan payment is not made when due, interest will continue to accrue. A grace period may be available under the terms of the loan agreement. If a loan payment is not made when due, or by the end of the applicable grace period, the entire loan will be treated as a deemed Distribution, may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. Interest which subsequently accrues on defaulted amounts may also be treated as additional deemed Distributions each year. Any defaulted amounts, plus accrued interest, will be deducted from the Contract when the participant becomes eligible for a Distribution of at least that amount, and this amount may again be treated as a Distribution where required by law. Additional loans may not be available while a previous loan remains in default.

       Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. The Company will calculate the maximum nontaxable loan based on the information provided by the participant or the employer.

       Loan repayments must be identified as such or else they will be treated as Purchase Payments and will not be used to reduce the outstanding loan principal or interest due. The Company reserves the right to modify the term or procedures if there is a change in applicable law. The Company also reserves the right to assess a loan processing fee.

       Individual Retirement Annuities and Non-Qualified Contracts are not eligible for loans.

ASSIGNMENT

       Where permitted, the Contract Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by the Company at its Home Office of a written notice executed by the Contract Owner. The Company assumes no responsibility for the validity or tax consequences of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until the Company has received sufficient direction from the Contract Owner and assignee as to the proper allocation of Contract rights under the assignment.

       If this Contract is a Non-Qualified Contract, any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which it was pledged or assigned. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in this Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Individual Retirement Annuities and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by law.

CONTRACT OWNER SERVICES

       ASSET REBALANCING- The Contract Owner may direct the automatic reallocation of Contract Values to the underlying Mutual Fund options on a predetermined percentage basis every three months or based on another frequency authorized by the Company. If the last day of the period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing exchange will occur on the first business day after that day. An Asset Rebalancing request must be in writing on a form provided by the Company. The Contract Owner may want to contact a financial adviser in order to discuss the use of Asset Rebalancing in his or her Contract.

       Contracts issued to a Tax Sheltered Annuity Plan as defined by the Code may have superseding plan restrictions with regard to the frequency of fund exchanges and underlying Mutual Fund options.

       Asset Rebalancing is not available for assets held in the Guaranteed Term Option(s). Amounts transferred from the Guaranteed Term Option prior to the expiration of the specified term are subject to the Market Value Adjustment.

       The Company reserves the right to discontinue offering Asset Rebalancing upon 30 days written notice; such discontinuation will not affect Asset Rebalancing programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

       DOLLAR COST AVERAGING- The Contract Owner may direct the Company to automatically transfer a specified amount from the Nationwide Separate Account Trust Money Market Fund, Nationwide Separate Account Trust Government Bond Fund or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the Nationwide Separate Account Trust Money Market Fund, Nationwide Separate Account Trust Government Bond Fund or the Fixed Account will be processed monthly or on another approved frequency until either the value in the Nationwide Separate Account Trust Money Market Fund, Nationwide Separate Account Trust Government Bond Fund or the Fixed Account is completely depleted or the Contract Owner instructs the Company in writing to cancel the transfers.

       Dollar Cost Averaging transfers may not be directed to Guaranteed Term Options.

       The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days written notice; such discontinuation will not affect Dollar Cost Averaging programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

       SYSTEMATIC WITHDRAWALS- A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. The Company will process the withdrawals as directed by surrendering on a pro-rata basis Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and the Fixed Account (but is not available for withdrawals from the GTOs). A CDSC may also apply to Systematic Withdrawals in accordance with the considerations set forth in the "Contingent Deferred Sales Charge" section. Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. Unless directed by the Contract Owner, the Company will withhold federal income taxes from each Systematic Withdrawal. In addition, the Internal Revenue Service may assess a 10% federal penalty tax on Systematic Withdrawals if the Contract Owner is under age 59-1/2. Unless the Contract Owner has made an irrevocable election of distributions of substantially equal payments, the Systematic Withdrawals may be discontinued at any time by notifying the Company in writing.

       If the Contract Owner withdraws amounts pursuant to a Systematic Withdrawal program, then the Contract Owner may withdraw each Contract Year without a CDSC an amount up to the greater of (1) 10% of the total sum of all Purchase Payments made to the Contract at the time of withdrawal; (2) an amount withdrawn from any Individual Retirement Annuity Contract or Tax Sheltered Annuity, in order for that Contract to meet minimum Distribution requirements; or (3) the specified percentage of the Contract Value based on the Contract Owner's age, as shown in the following table:

     Contract Owner's                                 Percentage of
           Age                                       Contract Value
    ------------------                              ----------------
         Under 59-1/2                                       5%
         59-1/2 to 62                                       7%
         62 to 65                                           8%
         65 to 75                                          10%
        75 and Over                                        13%

       If the total amounts withdrawn in any Contract Year exceed the CDSC-free amount as calculated under the Systematic Withdrawal method described above, then such total withdrawn amounts will be eligible only for the 10% of Purchase Payment CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section, and the total amount of CDSC charged during the Contract Year will be determined in accordance with that provision.

       The Contract Value and the Contract Owner's age for purposes of applying the CDSC-free withdrawal percentage described in this provision are determined as of the date the request for a Systematic Withdrawal program is received and recorded by the Company at its Home Office. (In the case of Joint Owners, the older Owner's age will be used.) The Contract Owner may elect to take such CDSC-free amounts only once each Contract Year. Furthermore, this CDSC-free withdrawal privilege for Systematic Withdrawals is non-cumulative; free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

       The Company reserves the right to discontinue offering Systematic Withdrawals upon 30 days written notice; such discontinuation will not affect any Systematic Withdrawal programs already commenced. The Company also reserves the right to assess a processing fee for this service. Systematic withdrawals are not available prior to the expiration of the ten day free look provision of the Contract or of applicable state/federal law.

          ANNUITY PAYMENT PERIOD, DEATH BENEFIT AND OTHER DISTRIBUTIONS

ANNUITY COMMENCEMENT DATE

       An Annuity Commencement Date will be selected. Such date must be the first day of a calendar month or any other agreed upon date and must be at least 2 years after the Date of Issue. In the event the Contract is issued subject to the terms of Tax Sheltered Annuity Plan, Annuitization may occur during the first 2 years subject to approval by the Company.

CHANGE IN ANNUITY COMMENCEMENT DATE

       If the Contract Owner requests in writing and the Company approves the request, the Annuity Commencement Date may be changed. The new date must comply with the Annuity Commencement Date provisions above.

ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT

       At the Annuitization Date, the Variable Account value is applied to the Annuity Payment Option elected and the amount of the first such payment shall be determined in accordance with the Annuity Table in the Contract.

       Subsequent Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VALUE OF AN ANNUITY UNIT

       The value of an Annuity Unit was arbitrarily set initially at $10 when the first underlying Mutual Fund shares were purchased. The value of an Annuity Unit for a Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor").

ASSUMED INVESTMENT RATE

       A 3.5% assumed investment rate is built into the Annuity Tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3.5%, the annuity payments will be level.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

       Annuity payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Payment Option is less than $5,000, the Company shall have the right to pay such amount in one lump sum in lieu of the payments otherwise provided for. In addition, if the payments provided for would be or become less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50. In no event will the Company make payments under an annuity option less frequently than annually.

CHANGE IN FORM OF ANNUITY

       The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options.

ANNUITY PAYMENT OPTIONS

     Any of the following Annuity Payment Options may be elected:

       Option 1-Life Annuity-An annuity payable periodically, but at least annually, during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR THE ANNUITANT TO RECEIVE ONLY ONE ANNUITY PAYMENT IF HE OR SHE DIED BEFORE THE SECOND ANNUITY PAYMENT DATE, TWO ANNUITY PAYMENTS IF HE OR SHE DIED BEFORE THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

       Option 2-Joint and Last Survivor Annuity-An annuity payable periodically, but at least annually, during the joint lifetimes of the Annuitant and designated second person and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

       Option 3-Life Annuity With 120 or 240 Monthly Payments Guaranteed-An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if at the death of the Annuitant payments have been made for fewer than 120 or 240 months, as selected, payments will be made as follows:

       (1) Any guaranteed annuity payments will be continued during the remainder of the selected period to such recipient as chosen by the Annuitant at the time the Annuity Payment Option was selected. In the alternative, the recipient may, at any time, elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in section (2) below.

       (2) If someone other than the Annuitant is the payee, the present value, computed as of the date on which notice of death is received by the Company at its Home Office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which the deceased would have been entitled had he or she not died, computed at the Assumed Investment Rate effective in determining the Annuity Tables, shall be paid in a lump sum.

       Some of the stated Annuity Options may not be available in all states. The Contract Owner may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If such a request is approved by the Company, it will be permitted under the Contract.

       If the Contract Owner of a Non-Qualified Contract fails to elect an Annuity Payment Option, no Distribution will be made until an effective Annuity Payment Option has been elected. Individual Retirement Annuities or Tax Sheltered Annuities are subject to the minimum Distribution requirements set forth in the Plan, Contract or Code.

DEATH OF CONTRACT OWNER PROVISIONS - NON-QUALIFIED CONTRACTS

       For Non-Qualified Contracts, if the Contract Owner and the Annuitant are not the same person and such Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If there is no surviving Joint Owner, the Contingent Owner becomes the new Contract Owner. If there is no surviving Contingent Owner, the last surviving Contract Owner's estate becomes the Contract Owner. The entire interest in the Contract Value, less any applicable deductions (which may include a Contingent Deferred Sales Charge), must be distributed in accordance with the "Required Distribution Provisions- Non-Qualified Contracts" provisions.

DEATH OF THE ANNUITANT PROVISIONS - NON-QUALIFIED CONTRACTS

       If the Contract Owner and Annuitant are not the same person, and the Annuitant dies prior to the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the "Beneficiary Provisions", unless there is a surviving Contingent Annuitant. In such case, the Contingent Annuitant becomes the Annuitant and no Death Benefit is payable.

       The Beneficiary may elect to receive such Death Benefits in the form of:
(1) a lump sum distribution; (2) election of an annuity payout; or (3) any distribution that is permitted under state and federal regulations and is acceptable by the Company. Such election must be received by the Company within 60 days of the Annuitant's death.

       If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be paid according to the selected Annuity Payment Option.

DEATH OF THE CONTRACT OWNER/ANNUITANT PROVISIONS

       If any Contract Owner and Annuitant are the same person, and such person dies before the Annuitization Date, a Death Benefit will be payable to the Beneficiary, the Contingent Beneficiary, the Contract Owner, or the last surviving Contract Owner's estate, as specified in the Beneficiary Provisions and in accordance with the appropriate "Required Distributions Provisions."

       If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be paid according to the selected Annuity Payment Option.

DEATH BENEFIT PAYMENT PROVISIONS

       The value of the Death Benefit will be determined as of the Valuation Date coincident with or next following the date the Company receives in writing at the Home Office the following three items: (1) proper proof of the Annuitant's death; (2) an election specifying the Distribution method; and (3) any applicable state required form(s).

       At the time of application, Contract Owners may select one of three death benefits available under the Contract as listed below (not all death benefit options riders may be available in all states at the time of application). If no selection is made at the time of application, the Death Benefit will be the Five-Year Reset Death Benefit (Standard Contractual Death Benefit).

       FIVE-YEAR RESET DEATH BENEFIT (STANDARD CONTRACTUAL DEATH BENEFIT)

       If the Annuitant dies at any time prior to the Annuitization Date, the dollar amount of the death benefit will be the greatest of:

       (1)  the Contract Value;

       (2) the total of all Purchase Payments made to the Contract, less an adjustment for amounts surrendered; or

       (3) the Contract Value as of the most recent five year Contract Anniversary before the Annuitant's 86th birthday, less adjustments for amounts surrendered, plus Purchase Payments received after that Contract Anniversary.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date of the partial surrender.

       No additional charge will be assessed to the Contract Owner for election of the Five-Year Reset (Standard Contractual Death Benefit).

       ONE-YEAR STEP UP DEATH BENEFIT (RIDER OPTION 1)

       If the Annuitant dies at any time prior to the Annuitization Date, the dollar amount of the death benefit will be the greatest of:

       (1)  the Contract Value;

       (2) the total of all Purchase Payments, less an adjustment for amounts surrendered; or

       (3) the highest Contract Value on any Anniversary Date before the Annuitant's 86th birthday, less an adjustment for amounts surrendered, plus Purchase Payments received after that Contract Anniversary.

       The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date of the partial surrender.

       For this Death Benefit Option, the Company deducts a charge at an annual rate of 0.05% of the daily net asset value of the Variable Account. This charge is designed only to reimburse the Company for increases in the mortality and expense risks, and consequently the Company may lower this charge at any time without prior notice to the Contract Owner. However, the Company may generate a profit through assessing this charge.

       5% ENHANCED DEATH BENEFIT (RIDER OPTION 2)

       If the Annuitant dies at any time prior to Annuitization Date, the dollar amount of the death benefit will be the greater of:

       (1)  the Contract Value; or

       (2) the total of all Purchase Payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each Purchase Payment or surrender to the most recent Contract Anniversary Date prior to the Annuitant's 86 birthday, less an adjustment for amounts surrendered, plus Purchase Payments received since that anniversary.

       Such total accumulated amount shall not exceed 200% of the net of Purchase Payments and amounts surrendered. The adjustment for amounts subsequently surrendered after the most recent Contract Anniversary Date will reduce the 5% interest anniversary value in the same proportion that the Contract Value was reduced on the date of the partial surrender.

       For this Death Benefit Rider Option, the Company deducts a charge at an annual rate of 0.10% of the daily net asset value of the Variable Account. This charge is designed only to reimburse the Company for increases in the mortality and expense risks, and consequently, the Company may lower this charge at any time without prior notice to the Contract Owner. However, the Company may generate a profit through assessing this charge.

       FOR ANY DEATH BENEFIT OPTION SELECTED, IF THE ANNUITANT DIES AFTER THE ANNUITIZATION DATE, ANY PAYMENT THAT MAY BE PAYABLE WILL BE DETERMINED ACCORDING TO THE SELECTED ANNUITY PAYMENT OPTION.

LONG TERM CARE FACILITY PROVISIONS

       For those Contracts which have elected a Long Term Care Facility and Death Benefit Rider at the time of application, the following Long Term Care Facility provisions also apply. Beginning at the third Contract Anniversary Date, surrender charges on withdrawals will not apply if a Contract Owner is confined to a Long Term Care Facility or hospital, as defined by the applicable endorsement to the Contract, and has been confined in such facility for a continuous 90 day period. In addition, upon receipt of a physician's letter at the Company's Home Office, no surrender charges will be deducted upon withdrawals if the Contract Owner has been diagnosed by that physician to have a terminal illness, as defined by the applicable endorsement to the Contract.

       The Contract Owner may be subject to income tax on all or a portion of any such withdrawals and to a tax penalty if the Contract Owner takes withdrawals prior to age 59-1/2 (see "FEDERAL TAX CONSIDERATIONS - Non-Qualified Contracts - Natural Persons as Owners").

REQUIRED DISTRIBUTION PROVISIONS FOR NON-QUALIFIED CONTRACTS

       Upon the death of any Contract Owner or Joint Owner (including an Annuitant who becomes the Owner of the Contract on the Annuitization Date) (each of the foregoing "a deceased Owner"), certain distributions for Non-Qualified Contracts, are required by Section 72(s) of the Code. Notwithstanding any provision of the Contract to the contrary, the following distributions shall be made in accordance with such requirements:

       1. If any deceased Owner died on or after the Annuitization Date and before the entire interest under the Contract has been distributed, then the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect as of the date of such deceased Owner's death.

       2. If any deceased Owner died prior to the Annuitization Date, then the entire interest in the Contract (consisting of either the Death Benefit or the Contract Value reduced by certain charges as set forth elsewhere in the Contract) shall be distributed within 5 years of the death of the deceased Owner, provided however:

            (a) If any portion of such interest is payable to or for the benefit of a natural person who is a surviving Contract Owner, Contingent Owner, Joint Owner, Annuitant, Contingent Annuitant, Beneficiary, or Contingent Beneficiary as the case may be (each a "designated beneficiary"), such portion may, at the election of the designated beneficiary, be distributed over the life of such designated beneficiary, or over a period not extending beyond the life expectancy of such designated beneficiary, provided that payments begin within one year of the date of the deceased Owner's death (or such longer period as may be permitted by federal income tax regulations), and

            (b) If the designated beneficiary is the surviving spouse of the deceased Owner, such spouse may elect to become the Owner of this Contract, in lieu of a Death Benefit, and the distributions required under these distribution rules will be made upon the death of such spouse.

       In the event that this Contract is owned by a person that is not a natural person (e.g., a trust or corporation), then, for purposes of these distribution provisions, (i) the death of the Annuitant shall be treated as the death of any Owner, (ii) any change of the Annuitant shall be treated as the death of any Owner, and (iii) in either case the appropriate distribution required under these distribution rules shall be made upon such death or change, as the case may be. The Annuitant is the primary annuitant as defined in Section 72(s)(6)(B) of the Code.

       These distribution provisions shall not be applicable to any Contract that is not required to be subject to the provisions of 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule (including Tax Sheltered Annuities, Individual Retirement Annuities, and Qualified Plans.

       Upon the death of a "deceased Owner", the designated beneficiary must elect a method of distribution which complies with these above distribution provisions and which is acceptable to the Company. Such election must be received by the Company within 60 days of the deceased Owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES

       The entire interest of an Annuitant under a Tax Sheltered Annuity Contract will be distributed in a manner consistent with the Minimum Distribution and Incidental Benefit (MDIB) provisions of Section 401(a)(9) of the Code and applicable regulations and will be paid, notwithstanding anything else contained herein, to the Annuitant under the Annuity Payments Option selected, over a period not exceeding:

       A. the life of the Annuitant or the lives of the Annuitant and the Annuitant's designated beneficiary under the selected Annuity Payment Option; or

       B. a period not extending beyond the life expectancy of the Annuitant or the life expectancy of the Annuitant and the Annuitant's designated beneficiary under the selected annuity Payment Option.

       No Distributions will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Tax Sheltered Annuity Contract of the Annuitant.

       If the Annuitant's entire interest in a Tax Sheltered Annuity is to be distributed in equal or substantially equal payments over a period described in
(A) or (B), above, such payments will commence no later than (i) the first day of April following the calendar year in which the Annuitant attains age 70-1/2 or (ii) when the Annuitant retires, whichever is later (the "required beginning date"). However, provision (ii) does not apply to any employee who is a 5% Owner (as defined in Section 416 of the Code) with respect to the plan year ending in the calendar year in which the employee attains the age of 70-1/2.

        If the Annuitant dies prior to the commencement of his or her Distribution, the interest in the Tax Sheltered Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs unless:

       (a) the Annuitant names his or her surviving spouse as the Beneficiary and such spouse elects to receive Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Annuitant would have attained age 70-1/2; or

       (b) the Annuitant names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in substantially equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Annuitant dies.

       If the Annuitant dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death.

    Payments commencing on the required beginning date will not be less than the lesser of the quotient obtained by dividing the entire interest of the Annuitant by the life expectancy of the Annuitant, or the joint and last survivor expectancy of the Annuitant and the Annuitant's designated beneficiary (if the Annuitant dies prior to the required beginning date) or the beneficiary under the selected Annuity Payment Option (if the Annuitant dies after the required beginning date) whichever is applicable under the applicable minimum distribution or MDIB provisions. Life expectancy and joint and last survivor expectancy are computed by the use of return multiples contained in Section 1.72-9 of the Treasury Regulations.

       If the amounts distributed to the Annuitant are less than those mentioned above, penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT ANNUITIES

       Distribution from an Individual Retirement Annuity must begin not later than April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. Distribution may be accepted in a lump sum or in substantially equal payments over: (a) the Owner's life or the lives of the Owner and his or her spouse or designated beneficiary, or (b) a period not extending beyond the life expectancy of the Owner or the joint life expectancy of the Owner and the Owner's designated beneficiary.

       If the Owner dies prior to the commencement of his or her Distribution, the interest in the Individual Retirement Annuity must be distributed by December 31 of the calendar year in which the fifth anniversary of his or her death occurs, unless:

       (a) The Owner names his or her surviving spouse as the Beneficiary and such spouse elects to:

            (i) treat the annuity as an Individual Retirement Annuity established for his or her benefit; or

            (ii) receive Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Owner would have attained age 70-1/2; or

       (b) The Owner names a Beneficiary other than his or her surviving spouse and such Beneficiary elects to receive a Distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Owner dies.

       No Distribution will be required from this Contract if Distributions otherwise required from this Contract are being withdrawn from another Individual Retirement Annuity or Individual Annuity Account of the Contract Owner.

       If the Owner dies after Distribution has commenced, Distribution must continue at least as rapidly as under the schedule being used prior to his or her death, except that a surviving spouse who is the beneficiary under the Annuity Payment Option, may treat the Contract as his or her own, in the same manner as is described in section (a)(i) of this provision.

       If the amounts distributed to the Contract Owner are less than those mentioned above, penalty tax of 50% is levied on the excess of the amount that should have been distributed for that year over the amount that actually was distributed for that year.

       A pro-rata portion of all Distributions will be included in the gross income of the person receiving the Distribution and taxed at ordinary income tax rates. The portion of the Distribution which is taxable is based on the ratio between the amount by which non-deductible Purchase Payments exceed prior non-taxable Distributions and total account balances at the time of the Distribution. The Owner of an Individual Retirement Annuity must annually report the amount of non-deductible Purchase Payments, the amount of any Distribution, the amount by which non-deductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance of all Individual Retirement Annuities.

       Individual Retirement Annuity Distributions will not receive the benefit of the tax treatment of a lump sum Distribution from a Qualified Plan. If the Owner dies prior to the time Distribution of his or her interest in the annuity is completed, the balance will also be included in his or her gross estate.

GENERATION-SKIPPING TRANSFERS

       The Company may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, such payment will be reduced by any tax the Company is required to pay by Section 2603 of the Code.

       A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Contract Owner.

                           FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

       The Company does not make any guarantee regarding the tax status for any Contract or any transaction involving the Contracts. Contract Owners should consult a financial consultant, legal counsel or tax advisor to discuss in detail the taxation and the use of the Contracts.

       Section 72 of the Code governs federal income taxation of annuities in general. That section sets forth different rules for: (1) Individual Retirement Annuities (2) Tax Sheltered Annuities; and (3) Non-Qualified Contracts. Each type of annuity is discussed below.

       Distributions to participants from Qualified Contracts or Tax Sheltered Annuities are generally taxed when received. A portion of each Distribution is excludable from income based on the ratio between the after tax investment of the Owner/Annuitant in the Contract and the value of the Contract at the time of the withdrawal or Annuitization.

       Distributions from Individual Retirement Annuities and Contracts owned by Individual Retirement Accounts are generally taxed when received. The portion of each such payment which is excludable is based on the ratio between the amount by which nondeductible Purchase Payments to all such Contracts exceeds prior non-taxable Distributions from such Contracts, and the total account balances in such Contracts at the time of the Distribution. The Owner of such Individual Retirement Annuities or the Annuitant under Contracts held by Individual Retirement Accounts must annually report to the Internal Revenue Service the amount of nondeductible Purchase Payments, the amount of any Distribution, the amount by which nondeductible Purchase Payments for all years exceed non-taxable Distributions for all years, and the total balance in all Individual Retirement Annuities and Accounts.

       A change of the Annuitant or Contingent Annuitant may be treated by the Internal Revenue Service as a taxable transaction.

PUERTO RICO

       Under the Puerto Rico tax code, Distributions prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal tax advisor should be consulted.

NON-QUALIFIED CONTRACTS - NATURAL PERSONS AS OWNERS

       The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract until the investment has been recovered; thereafter the entire amount is includable in income. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

       Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, loans, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988, by the same company to the same contract owner during any 12 month period, will be treated as one annuity contract. Additional limitations on the use of multiple contracts may be imposed by Treasury Regulations. Distributions prior to the Annuitization Date with respect to that portion of the Contract invested prior to August 14, 1982, are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

       The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to contributions made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase. If this Contract is issued as the result of an exchange described in Section 1035 of the Code, for purposes of determining whether the Contract is an immediate annuity, it will generally be considered to have been purchased on the purchase date of the contract given up in the exchange.

    Code Section 72 also provides for a penalty tax, equal to 10% of the portion of any Distribution that is includable in gross income, if such Distribution is made prior to attaining age 59-1/2. The penalty tax does not apply if the Distribution is attributable to the Contract Owner's death, disability or is one of a series of substantially equal periodic payments made over the life or life expectancy of the Contract Owner (or the joint lives or joint life expectancies of the Contract Owner and the beneficiary selected by the Contract Owner to receive payment under the Annuity Payment Option selected by the Contract Owner) or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. Such election shall be irrevocable and may not be amended or changed.

    In order to qualify as an annuity contract under Section 72 of the Code, the contract must provide for Distribution of the entire contract to be made upon the death of a Contract Owner. If a Contract Owner dies prior to the Annuitization Date, then the Joint Contract Owner, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Contract Owner's death. However, the recipient may elect for payments to be made over his/her life or life expectancy provided that such payments begin within one year from the death of the Contract Owner. If the Joint Contract Owner, Contingent Owner or other named recipient is the surviving spouse, such spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used as of the date of the Contract Owner's death (see "Required Distribution For Qualified Plans and Tax Sheltered Annuities"). If the Contract Owner is not an individual, the death of the Annuitant (or a change in the Annuitant) will result in a Distribution pursuant to these rules, regardless of whether a Contingent Annuitant is named.

    The Code requires that any election to receive an annuity rather than a lump sum payment must be made within 60 days after the lump sum becomes payable (generally, the election must be made within 60 days after the death of an Owner or the Annuitant). If the election is made more than 60 days after the lump sum first becomes payable, the election would be ignored for tax purposes, and the entire amount of the lump sum would be subject to immediate tax. If the election is made within the 60 day period, each Distribution would be taxable when it is paid.

NON-QUALIFIED CONTRACTS - NON-NATURAL PERSONS AS OWNERS

    The foregoing discussion of the taxation of Non-Qualified Contracts applies to Contracts owned (or, pursuant to Section 72(u) of the Code, deemed to be owned) by individuals; it does not apply to Contracts where one or more non-individuals is an Owner.

    As a general rule, contracts owned by corporations, partnerships, trusts, and similar entities ("Non-Natural Persons"), rather than by one or more individuals, are not treated as annuity contracts for most purposes under the Code; in particular, they are not treated as annuity contracts for purposes of
Section 72. Therefore, the taxation rules for Distributions, as described above, do not apply to Non-Qualified Contracts owned by Non-Natural Persons. Rather, the following rules will apply:

    The income earned under a Non-Qualified Contract that is owned by a Non-Natural Person is taxed as ordinary income during the taxable year that it is earned, and is not deferred, even if the income is not distributed out of the Contract to the Owner.

       The foregoing Non-Natural Person rule does not apply to all entity-owned contracts. First, for this purpose, a Contract that is owned by a Non-Natural Person as an agent for an individual is treated as owned by the individual. This exception does not apply, however, to a Non-Natural Person who is an employer that holds the Contract under a non-qualified deferred compensation arrangement for one or more employees.

    The Non-Natural Person rules also do not apply to a Contract that is (a) acquired by the estate of a decedent by reason of the death of the decedent;
(b) issued in connection with certain qualified retirement plans and individual retirement plans; (c) used in connection with certain structured settlements;
(d) purchased by an employer upon the termination of certain qualified retirement plans; or (e) an immediate annuity.

INDIVIDUAL RETIREMENT ANNUITIES AND TAX SHELTERED ANNUITIES

       The Contract may be purchased as an Individual Retirement Annuity, or a Tax Sheltered Annuity. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as an Individual Retirement Annuity.

    For information regarding eligibility, limitations on permissible amounts of Purchase Payments, and the tax consequences of distributions from Tax Sheltered Annuities, Individual Retirement Annuities and other plans that receive favorable tax treatment, the purchasers of such contracts should seek competent advice. The terms of such plans may limit the rights available under the Contracts.

    Pursuant to Section 403(b)(1)(E) Code, a Contract that is issued as a Tax-Sheltered Annuity is required to limit the amount of the Purchase Payment for any year to an amount that does not exceed the limit set forth in Section 402(g) of the Code ($7,000), as it is from time to time increased to reflect increases in the cost of living. This limit may be reduced by any deposits, contributions or payments made to any other Tax-Sheltered Annuity or other plan, contract or arrangement by or on behalf of the Owner.

       The Code permits the rollover of most Distributions from Qualified Plans to other Qualified Plans or Individual Retirement Annuities. Most Distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity, Individual Retirement Annuity, or an Individual Retirement Account. Distributions that may not be rolled over are those which are:

       1. one of a series of substantially equal annual (or more frequent) payments made: (a) over the life (or life expectancy) of the Contract Owner, (b) over the joint lives (or joint life expectancies) of the

            Contract Owner and the Contract Owner's designated Beneficiary, or
            (c) for a specified period of ten years or more, or

       2. a required minimum distribution.

          Any Distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the Distribution is transferred directly to an appropriate plan as described above.

       Individual Retirement Accounts and Individual Retirement Annuities may not provide life insurance benefits. If the Death Benefit exceeds the greater of the cash value of the Contract or the sum of all Purchase Payments (less any surrenders), it is possible the Internal Revenue Service could determine that the Individual Retirement Account or Individual Retirement Annuity did not qualify for the desired tax treatment.

WITHHOLDING

       The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner or other payee. The Contract Owner or other payee is entitled to elect not to have federal income tax withheld from any such Distribution, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year. However, if the Internal Revenue Service notifies the Company that the Contract Owner or other payee has furnished an incorrect taxpayer identification number, or if the Contract Owner or other payee fails to provide a taxpayer identification number, the Distributions may be subject to back-up withholding at the statutory rate, which is presently 31%, and which cannot be waived by the Contract Owner or other payee.

NON-RESIDENT ALIENS

    Distributions to nonresident aliens (NRAs) are generally subject to federal income tax and tax withholding, at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company may be required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances, zero tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an Individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper Individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

         A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes. Any such Distributions will be subject to the rules set forth in the section entitled "Withholding."

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

       A transfer of the Contract from one Contract Owner to another, or the payment of a Distribution under the Contract to someone other than a Contract Owner, may constitute a gift for federal gift tax purposes. Upon the death of the Contract Owner, the value of the Contract may be included in his or her gross estate, even if all or a portion of the value is also subject to federal income taxes.

    The Company may be required to determine whether the Death Benefit or any other payment or Distribution constitutes a "direct skip" as defined in Section 2612 of the Code, and the amount of the generation skipping transfer tax, if any, resulting from such direct skip. A direct skip may occur when property is transferred to, or a Death Benefit or other Distribution is made to (a) an individual who is two or more generations younger than the Owner; or (b) certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the Owner). If the Owner is not an individual, then for this purpose only, "Owner" refers to any person who would be required to include the Contract, Death Benefit, Distribution, or other payment in his federal gross estate at his death, or who is required to report the transfer of the Contract, Death Benefit, Distribution, or other payment for federal gift tax purposes.

    If the Company determines that a generation skipping transfer tax is required to be paid by reason of such direct skip, the Company is required to reduce the amount of such Death Benefit, Distribution, or other payment by such tax liability, and pay the tax liability directly to the Internal Revenue Service.

    Federal estate, gift and generation skipping transfer tax consequences, and state and local estate, inheritance, succession, generation skipping transfer, and other tax consequences, of owning or transferring a Contract, and of receiving a Distribution, Death Benefit, or other payment, depend on the circumstances of the person owning or transferring the Contract, or receiving a Distribution, Death Benefit, or other payment.

CHARGE FOR TAX PROVISIONS

       The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in the Company's Variable Account for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future, if the tax laws change.

DIVERSIFICATION

       The Internal Revenue Service has promulgated regulations under Section 817(h) of the Code relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Owner if the income, for the period the contract was not diversified, had been received by the Owner. If the failure to diversify is not corrected in this manner, the Owner of an annuity contract will be deemed the Owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract meet these diversification standards.

       Representatives of the Internal Revenue Service have suggested, from time to time, that the number of underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying Mutual Funds, transfers between underlying Mutual Funds, exchanges of underlying Mutual Funds or changes in investment objectives of underlying Mutual Funds such that the Contract would no longer qualify as an annuity under Section 72 of the Code, the Company will take whatever steps are available to remain in compliance.

TAX CHANGES

       In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Contracts. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some of them may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Contract.

         The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice. Statutes, regulations, and rulings are subject to interpretation by the courts. The courts may determine that a different interpretation than the currently favored interpretation is appropriate, thereby changing the operation of the rules that are applicable to annuity contracts.

       Any of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Contract may be changed retroactively. There is no way of predicting whether, when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO ANNUITY CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                              GENERAL INFORMATION

CONTRACT OWNER INQUIRIES

       Contract Owner inquiries may be directed to Nationwide Life Insurance Company by writing P.O. Box 16609, Columbus, Ohio 43216-6609, or calling 1-800-848-6331, TDD 1-800-238-3035.

STATEMENTS AND REPORTS

       The Company will mail to Contract Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Contract Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Contract Owners each time a transaction is made affecting the Owner's Variable Account Contract Value or allocations made to the Guaranteed Term Options, such as making additional Purchase Payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program) or salary reduction arrangement, the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Contract Owner notifies the Company otherwise within 30 days after receipt of the statement. The Company will also send to Contract Owners each year an annual report and a semi-annual report containing financial statements for the Variable Account, as of December 31 and June 30, respectively.

ADVERTISING

       A "yield" and "effective yield" may be advertised for the Nationwide Separate Account Trust Money Market Fund Sub-Account. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Sub-Account's units. Yield is an annualized figure, which means that it is assumed that the Sub-Account generates the same level of net income over a 52-week period. The effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

       The Company may also from time to time advertise the performance of the Sub-Account of the Variable Account relative to the performance of other variable annuity sub-accounts or underlying mutual funds with similar or different objectives, or the investment industry as a whole. Other investments to which the Sub-Accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

       The Sub-Accounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 Year CD Rates; and Dow Jones Industrial Average.

       Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/ Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the underlying Mutual Funds against all underlying mutual funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

       The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

       The Company may from time to time advertise several types of historical performance for the Sub-Accounts of the Variable Account. The Company may advertise for the Sub-Accounts standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and nonstandardized "total return." "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the underlying Mutual Fund option held in the Sub-Account has been in existence, if the underlying Mutual Fund option has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

       Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return except total return will assume an initial investment of $10,000 and will not reflect the deduction of any applicable Contingent Deferred Sales Charge, which, if reflected, would decrease the level of performance shown. The Contingent Deferred Sales Charge is not reflected because the Contracts are designed for long term investment. An assumed initial investment of $10,000 will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the Contract Maintenance Charge is a fixed per Contract charge.

       For those underlying Mutual Fund options which have not been held as Sub-Accounts within the Variable Account for one of the standardized periods, the nonstandardized total return quotations, which accompany the standardized total return quotations, will show the investment performance such underlying Mutual Fund options would have achieved (reduced by the applicable charges) had they been held as Sub-Accounts within the Variable Account for the period quoted.

       ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL ADVERTISED BY THE COMPANY IS HISTORICAL IN NATURE AND IS NOT INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS. A CONTRACT OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN ORIGINAL COST.

                               LEGAL PROCEEDINGS

       There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

       The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any litigation of any material nature.

       The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

       In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court also related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Mutual Insurance Company, Nationwide Mutual Insurance Co. and Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit is in an early stage and has not been certified as a class action. There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                         PAGE

General Information and History............................................1
Services...................................................................1
Purchase of Securities Being Offered.......................................1
Underwriters...............................................................2
Calculations of Performance................................................2
Annuity Payments...........................................................3
Financial Statements.......................................................4

                                   APPENDIX A

                                 FIXED ACCOUNT

       Purchase Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion become part of the general account of the Company, which support insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which related to the guaranteed interest portion. Disclosures regarding the Fixed Account portion of the Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                           FIXED ACCOUNT ALLOCATIONS

THE FIXED ACCOUNT

       The Fixed Account is made up of all the general assets of the Company, other than those in the Variable Account and any other segregated asset account. Fixed Account Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner at the time of purchase.

       The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

       The level of annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

       Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company at such rate or rates as the Company prospectively declares from time to time. Any such rate or rates so determined will remain effective for a period of not less than twelve months, and remain at such rate unless changed. However, the Company guarantees that it will credit interest at not less than 3.0% per year (or as otherwise required under state law, or at such minimum rate as stated in the contract when sold). ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Variable Account Sub-Accounts or Guaranteed Term Options to the Fixed Account and amounts maturing in the Fixed Account at the expiration of an Interest Rate Guarantee Period.

       The Company guarantees that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described above, less the sum of all administrative charges, any applicable premium taxes, and less any amounts surrendered. If the Contract Owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable Contingent Deferred Sales Charge (see "Contingent Deferred Sales Charge").

TRANSFERS

       Contract Owners may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account or Guaranteed Term Options. The maximum percentage that may be transferred will be determined by the Company at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter. Transfers must be made within 45 days after the expiration date of the guarantee period. Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

                      ANNUITY PAYMENT PERIOD-FIXED ACCOUNT

FIRST AND SUBSEQUENT PAYMENTS

       A Fixed Annuity is an annuity with payments which are guaranteed by the Company as to dollar amount during the annuity payment period. The first Fixed Annuity payment will be determined by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This will be done at the Annuitization Date on an age last birthday basis. Fixed Annuity payments after the first will not be less than the first Fixed Annuity payment.

       The Company does not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of such Fixed Annuity payments.

                                   APPENDIX B

                     PARTICIPATING UNDERLYING MUTUAL FUNDS

BELOW ARE THE INVESTMENT OBJECTIVES OF EACH UNDERLYING MUTUAL FUND AVAILABLE THROUGH THE VARIABLE ACCOUNT. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF EACH FUND WILL BE ACHIEVED.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS

American Century Variable Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end management investment company, which offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

         -AMERICAN CENTURY VP INTERNATIONAL

         Investment Objective: Capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. While securities of United States issuers may be included in the portfolio from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stocks and other equity equivalents), the Fund may also invest in other types of securities consistent with the Fund's objective. When the Fund manager believes that the total capital growth potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities.

         -AMERICAN CENTURY VP VALUE

         Investment Objective: Long-term capital growth; income is a secondary objective. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total assets in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate to large market capitalizations that are believed by the Fund manager to be undervalued at the time of purchase.

         -AMERICAN CENTURY VP INCOME & GROWTH

         Investment Objective: Dividend growth, current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S&P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S&P 500. Such a management technique, known as portfolio optimization, may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

DREYFUS STOCK INDEX FUND, INC.

The Dreyfus Stock Index Fund, Inc., is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks, in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. Dreyfus serves as the Fund's investment advisor. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

         Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS VARIABLE INVESTMENT FUND

Dreyfus Variable Investment Fund is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. Dreyfus serves as the investment manager. Fayez Sarofim & Company provides day-to-day management of the Fund's portfolio.

         -CAPITAL APPRECIATION PORTFOLIO

         Investment Objective: Long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

The Fidelity Variable Insurance Products Fund ("Fidelity VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of Fidelity VIP are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the manager for Fidelity VIP and its portfolios.

         -VIP FUND EQUITY-INCOME PORTFOLIO:  SERVICE CLASS

         Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

         -VIP FUND GROWTH PORTFOLIO:  SERVICE CLASS

         Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that the Portfolio makes sense for you if can afford to ride out changes in the stock market because the Portfolio invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

         -VIP FUND HIGH INCOME PORTFOLIO:  SERVICE CLASS

         Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

         o at least 65% in income-producing debt securities and preferred stocks, including convertible securities

         o up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

         Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be speculative in nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's Investor Services, Inc. ("Moody's") or C- by Standard & Poor's Corporation

         ("S&P") which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

         -VIP FUND OVERSEAS PORTFOLIO:  SERVICE CLASS

         Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

The Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. Fidelity VIP II's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the manager of Fidelity VIP II and its portfolios.

         -VIP FUND II CONTRAFUND PORTFOLIO:  SERVICE CLASS

         Investment Objective: Capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

The Fidelity Variable Insurance Products Fund III ("Fidelity VIP III") is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. Fidelity VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance and annuity contracts. FMR is the manager for Fidelity VIP III and its portfolios.

         -VIP FUND III GROWTH OPPORTUNITIES PORTFOLIO:  SERVICE CLASS

         Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The Portfolio may invest in foreign securities without limitation.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Morgan Stanley Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. Its Emerging Markets Debt Portfolio is managed by Morgan Stanley Asset Management, Inc.

         -EMERGING MARKETS DEBT PORTFOLIO

         Investment Objective: High total return by investing primarily in dollar-and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

NATIONWIDE SEPARATE ACCOUNT TRUST

Nationwide Separate Account Trust ("NSAT") is a diversified, open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to life insurance company separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts. The assets of the Trust are managed by Nationwide Advisory Services, Inc., ("NAS") a wholly-owned subsidiary of Nationwide Life Insurance Company.

         -CAPITAL APPRECIATION FUND

         Investment Objective: Long-term growth by primarily investing in a diversified portfolio of the common stock of companies which NAS determines have better-than-average potential for sustained capital growth over the long term.

         -GOVERNMENT BOND FUND

         Investment Objective: As high level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the United States government, its agencies or instrumentalities.

         -MONEY MARKET FUND

         Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

         -TOTAL RETURN FUND

         Investment Objective: Capital growth by investing in common stocks of companies that NAS believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation. To maximize this potential, NAS may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

                          SUBADVISED NATIONWIDE FUNDS

         -NATIONWIDE BALANCED FUND

         Subadviser:  Salomon Brothers Asset Managment, Inc.

         Investment Objective: Primarily seeks above average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, Salomon Brothers Asset Management, Inc., will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities; but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.

         -NATIONWIDE EQUITY INCOME FUND

         Subadviser:  Federated Investment Counseling

         Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.

         -NATIONWIDE GLOBAL EQUITY FUND

         Subadviser:  J. P. Morgan Investment Management Inc.

         Investment Objective: To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

         -NATIONWIDE HIGH INCOME BOND FUND

         Subadviser:  Federated Investment Counseling

         Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by S & P or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.

         -NATIONWIDE MULTI SECTOR BOND FUND

         Subadviser: Salomon Brothers Asset Management, Inc. with Salomon Brothers Asset Management Limited

         Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, Salomon Brothers Asset Management, Inc., broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset management Limited, pursuant to which the Subadviser has delegated to Salomon Brothers Asset Management Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions.

         -NATIONWIDE SELECT ADVISERS MID CAP FUND

         Subadvisers: First Pacific Advisors, Inc., Pilgrim Baxter & Associates, Ltd., and Rice, Hall, James & Associates

         Investment Objective: Capital appreciation by investing primarily in equity securities of medium-sized companies (market capitalization between $500 million and $7 billion); under normal market conditions, the Fund will invest in equity securities consisting of common stock, preferred stock and securities convertible into common stocks, including convertible preferred stock and convertible bonds. NAS has chosen the Fund's subadvisers because they utilize a number of different investment styles. In utilizing these different styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE SMALL CAP VALUE FUND

         Subadviser:  The Dreyfus Corporation

         Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets will be invested in equity securities of companies with market capitalizations at the time of purchase of between $200 million and $2.5 billion. The Fund will invest in equity securities of domestic and foreign issuers characterized as " value" companies according to criteria established by Dreyfus, the Fund's subadviser.

         -NATIONWIDE SMALL COMPANY FUND

         Subadvisers: Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited with Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc.

         Investment Objective: Long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The subadvisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing different investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

         -NATIONWIDE STRATEGIC GROWTH FUND

         Subadviser:  Strong Capital Managment Inc.

         Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

         -NATIONWIDE STRATEGIC VALUE FUND

         Subadviser: Strong Capital Management Inc./Schafer Capital Management Inc.

         Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Neuberger & Berman Advisers Management Trust ("N & B AMT") is an open-end, diversified management investment company consisting of several series. Shares of the series of N & B AMT are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context.

The Guardian, Partners and Mid-Cap Portfolios of N & B AMT invest all of their investable assets in a corresponding series of Advisers Managers Trust managed by Neuberger & Berman Management Incorporated ("N & B Management"). Each series then invests in securities in accordance with an investment objective, policies and limitations identical to those of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. (For more information regarding "master/feeder fund" structure, see "Special Information Regarding Organization, Capitalization, and Other Matters" in the underlying mutual fund prospectus.) The investment advisor is N & B Management.

         -AMT GUARDIAN PORTFOLIO

         Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. N & B Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

         -AMT MID-CAP GROWTH PORTFOLIO

         Investment Objective: Capital appreciation by investing in equity securities of medium-sized companies that N & B Management believes have the potential for long-term, above-average capital appreciation. Medium-sized companies have market capitalizations form $300 million to $10 billion at the time of investment. The Portfolio and its corresponding series may invest up to 10% of its net assets, measured at the time of investment, in corporate debt securities that are below investment grade or, if unrated, deemed by N & B Management to be of comparable quality. Securities that are below investment grade, as well as unrated securities, are often considered to be speculative and usually entail greater risk. As part of the Portfolio's investment strategy, the Portfolio may invest up to 20% of its net assets in securities of issuers organized and doing business principally outside the United States. This limitation does not apply with respect to foreign securities that are denominated in U.S. dollars.

         -AMT PARTNERS PORTFOLIO

         Investment Objective: Capital growth by investing in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all parts of the market cycle.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

The Oppenheimer Variable Account Funds is an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is the investment adviser.

         -OPPENHEIMER CAPITAL APPRECIATION FUND

         Investment Objective: Capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. The Fund may also invest in cyclical industries in "special situations" that OppenheimerFunds, Inc. believes present opportunities for capital growth.

         -OPPENHEIMER GROWTH & INCOME FUND

         Investment Objective: High total return, which includes growth in the value of its shares as well as current income from equity and debt securities. In seeking its investment objectives, the Fund may invest in equity and debt securities. Equity investments will include common stocks, preferred stocks, convertible securities and warrants. Debt investments will include bonds, participation interests, asset backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. debt obligations, and cash and cash equivalents. From time to time, the Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

         -OPPENHEIMER GROWTH FUND

         Investment Objective: Capital appreciation by investing in securities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (companies which have an operating history of at least five years including predecessors). Current income is a secondary consideration in the selection of the Fund's portfolio securities.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of Van Eck Trust are offered only to separate accounts of various insurance companies to fund the benefits of variable insurance and annuity policies. The investment advisor and manager is Van Eck Associates Corporation.

         -WORLDWIDE EMERGING MARKETS FUND

         Investment Objective: Long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment advisor to this Fund.

         -WORLDWIDE HARD ASSETS FUND

         Investment Objective: Long-term capital appreciation by investing primarily in "Hard Asset Securities." For the Fund's purpose, "Hard Assets" are real estate, energy, timber and industrial and precious metals. Income is a secondary consideration.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

The Van Kampen American Capital Life Investment Trust is an open-end, diversified management investment company organized as a Delaware business trust. Shares are offered in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the investment adviser.

         -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

         Investment Objective: Long-term capital growth by investing principally in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits, from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities.

WARBURG PINCUS TRUST

The Warburg Pincus Trust is an open-end, management investment company organized in March 1995 as a business trust under the laws of the Commonwealth of Massachusetts. It offers shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Portfolios are managed by Warburg, Pincus Asset Management, Inc. ("Warburg")

         -GROWTH & INCOME PORTFOLIO

         Investment Objective: Long-term growth of capital and income by investing primarily in dividend-paying equity securities. Under normal market conditions, the Portfolio will invest substantially all of its assets in equity securities that Warburg considers to be relatively undervalued based upon research and analysis, taking into account factors such as price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Although the Portfolio may hold securities of any size, it currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase.

         -INTERNATIONAL EQUITY PORTFOLIO

         Investment Objective: Long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Counsellors have their principal business activities and interest outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

         -POST-VENTURE CAPITAL PORTFOLIO

         Investment Objective: Long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service; or (b) as part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.